UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Bukit Jalil Global Acquisition 1 Ltd.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Bukit Jalil Global Acquisition 1 Ltd.

31-1 Taman Miharja Phase 3B, Jalan 3/93, 2 ½ Miles, Cheras

Kuala Lumpur, Malaysia 55200

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 24, 2024

TO THE SHAREHOLDERS OF BUKIT JALIL GLOBAL ACQUISITION 1 LTD.:

You are cordially invited to attend an extraordinary general meeting of shareholders (the “Extraordinary Meeting”) of Bukit Jalil Global Acquisition 1 Ltd. (the “Company,” “BUJA,” “we,” “us” or “our”), an exempted company incorporated with limited liability under the laws of the Cayman Islands, to be held at 9:00 p.m. Eastern Time, on June 24, 2024. For the purposes of Cayman Islands law and the amended and restated memorandum and articles of association of the Company, the physical location of the Extraordinary Meeting shall be at the offices of Robinson & Cole LLP, 666 Third Avenue, 20th Floor, New York, NY 10017, and virtually via teleconference using the dial-in information: +1 813-308-9980 (Access Code: 173547). At the Extraordinary Meeting, the shareholders will consider and vote upon the following proposals:

1.

Proposal No. 1 – MAA Amendment Proposal - A proposal by special resolution, to amend Articles 48.7 and 48.8 of the Company’s amended and restated memorandum and articles of association (the “Current MAA”), in accordance with the form set forth in Annex A to the accompanying proxy statement, to allow the Company to extend the date by which the Company has to consummate a business combination to June 30, 2025 (such proposal, the “MAA Amendment Proposal”) (such amendment to the Current MAA as set forth in Annex A is herein referred to as the “MAA Amendment”). The full wording of the special resolution to approve the MAA Amendment Proposal is set out in Annex A to the accompanying proxy statement;

2.

Proposal No. 2 – Trust Amendment Proposal – A proposal to approve by the affirmative vote of at least a majority of the issued and outstanding ordinary shares of the Company, an amendment of the Investment Management Trust Agreement, dated June 27, 2023 (as the same may be amended, restated or supplemented, the “Trust Agreement”), substantively in the form set forth in Annex B to the accompanying proxy statement, by and between the Company and Continental Stock Transfer & Trust Company, to reflect the MAA Amendment (the “Trust Amendment” and such proposal, the “Trust Amendment Proposal” and, together with the MAA Amendment Proposal, the “Extension Proposals”);

3.

Proposal No. 3 – NTA Requirement Amendment Proposal - A proposal by special resolution, to amend Articles 48.2, 48.4, 48.5, and 48.8 of the Current MAA, in accordance with the form set forth in Annex C to the accompanying proxy statement, to eliminate the limitation that the Company may not redeem the Company’s public shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions (such proposal, the “NTA Requirement Amendment Proposal”) (such amendment to the Current MAA as set forth in Annex C is herein referred to as the “NTA Requirement Amendment”). The full wording of the special resolution to approve the NTA Requirement Amendment Proposal is set out in Annex C to the accompanying proxy statement; and

2

4.

Proposal No. 4 – Adjournment Proposal – A proposal by ordinary resolution, to approve the adjournment of the Extraordinary Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Proposals and/or the NTA Requirement Amendment Proposal, or if we determine that additional time is necessary to effectuate the MAA Amendment and/or the NTA Requirement Amendment (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Extraordinary Meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Extension Proposals or the NTA Requirement Amendment Proposal.

If the shareholders approve the MAA Amendment Proposal and the Trust Amendment Proposal, the Company will have until June 30, 2025 to consummate an initial business combination without the deposit of any amounts to the Company’s trust account (the “Trust Account”).

For the Company’s public shares that are not redeemed by the Company’s shareholders in connection with the Extension Proposals (collectively, the “Remaining Shares”, each, a “Remaining Share”), the Company will issue, as dividend shares, to the holders of the Remaining Shares (as a group) as of 9:00 p.m. Eastern Time of the date of the Extraordinary Meeting, an aggregate of approximately 510,000 ordinary shares of the Company (collectively, the “Dividend Shares,” each, a “Dividend Share”) upon the closing of the Company’s business combination. Each holder of the Remaining Shares is entitled to receive a pro rata portion of the Dividend Shares. No fractional shares will be issued, and any fractional share will be rounded up to the nearest whole share. Such arrangement is referred to as the “Dividend Shares Issuances.”

In connection with the Dividend Shares Issuances, 400,000 founders shares and 100,000 private units held by the sponsor of the Company, Bukit Jalil Global Investment Ltd., a Cayman Islands company (the “Sponsor”), will be surrendered for no consideration immediately prior to the closing of the Company’s business combination.

Each of the Extension Proposals is cross-conditioned on the approval of the other. The NTA Requirement Amendment Proposal is conditioned on the approval of the Extension Proposals, but each of the Extension Proposals is not conditioned on the approval of the NTA Requirement Amendment Proposal. Each of the Extension Proposals, the NTA Requirement Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The purpose of the MAA Amendment Proposal and the Trust Amendment Proposal is to allow BUJA to have more time and flexibility to complete its initial business combination. The Company’s IPO prospectus (the “IPO Prospectus”) dated June 27, 2023 and the MAA currently provides that, the Company had until June 30, 2024 to consummate its initial business combination, provided however that if we anticipate that we may not be able to consummate its initial business combination before June 30, 2024, the Company may, but are not obligated to, extend the period of time to consummate a business combination two times by additional three month each time (for a total of up to June 30, 2024 to complete a business combination) (the “Original Monthly Extensions”), provided that the sponsor of the Company, Bukit Jalil Global Investment Ltd., a Cayman Islands company (the “Sponsor”) and/or its designee must deposit into the Trust Account for each three months extension, $575,000, up to an aggregate of $1,150,000 (collectively, the “Original Extension Fees), on or prior to the date of the applicable deadline. In the event that the Company does not consummate its initial business combination before June 30, 2024 (or up to December 30, 2024, if extended), such failure shall trigger an automatic redemption of the public shares of the Company (an “Automatic Redemption Event”) and the directors of the Company shall take all such action necessary to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the board of directors of the Company (the “Board), liquidate and dissolve, subject in each case to the Company's obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. In the event of an Automatic Redemption Event, only the holders of public shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their public shares. Further, the IPO Prospectus and the MAA provide that the Company may amend the timeline that the Company must complete its business combination (the “Prescribed Timeline”) by special resolution provided that the holders of the public shares are provided with the opportunity to redeem their public shares upon the approval or effectiveness of any such amendment.

3

On January 9, 2024, the Company entered into a non-binding letter of intent (the “LOI”) with Global IBO Group Ltd (“Global IBO”), which outlines the general terms and conditions of a potential business combination involving Global IBO and its subsidiaries (the “Proposed Transaction”).  The LOI is on a non-binding basis and no agreement providing for any Proposed Transaction or any other transaction or the participation by either party therein will be deemed to exist unless and until definitive agreements have been executed. As of the date hereof, the Company has not entered into any definitive agreements, for the purpose of effecting into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities.

The Board currently believes that there will not be sufficient time before June 30, 2024 (or up to December 30, 2024, if extended) for the Company to complete its initial business combination

Given the time that the Company may need to complete its initial business combination and the costs for extensions, the Board has determined that it is in the best interests of the Company’s shareholders to approve the MAA Amendment Proposal and the Trust Amendment Proposal, to extend the Prescribed Timeline in order to allow the Company to have more time and flexibility to complete a business combination. If the MAA Amendment Proposal is approved, the Company will have until June 30, 2025 to consummate its initial business combination.

Notwithstanding the foregoing, if (i) the MAA Amendment Proposal is not approved or implemented, (ii) the Sponsor and the Board decide not to fully seek another Original Monthly Extension pursuant to the Current MAA, and (iii) a business combination is not completed on or before June 30, 2024 (or up to December 30, 2024, if extended, the Company will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company's remaining shareholders and the board of directors of the Company, liquidate and dissolve, subject in each case to the Company's obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

For further details about the reasons for the MAA Amendment Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The MAA Amendment Proposal — Reasons for the MAA Amendment Proposal” and “Proposal No. 2 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively, of this proxy statement.

The Current MAA provides that the Company will not redeem its public shares in an amount that would cause the Company to have net tangible assets of less than $5,000,001. The purpose of this provision was to ensure that, in connection with its initial business combination, the Company would continue, as it has since the IPO, to not be subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act, because the Company complied with an exclusion to the “penny stock” rules for companies that have net tangible assets of at least $5,000,001. However, the Company believes that it may rely on another exclusion to the “penny stock” rules of the SEC, which relates to it being listed on the Nasdaq Capital Market.

The Company will offer to its public shareholders the opportunity to redeem its public shares in connection with the business combination. Therefore, if the NTA Requirement Amendment Proposal is not approved, then the Company would not be able to consummate the business combination, if the redemption would cause the Company to have net tangible assets of less than $5,000,001, regardless of whether the Company’s shareholders approve the business combination. However, if the NTA Requirement Amendment Proposal is approved, then the Company would be able to consummate the business combination, regardless of whether the redemption would cause the Company to have net tangible assets of less than $5,000,001, assuming the Company’s shareholders approve the business combination and the related proposals. For further details about the NTA Requirement Amendment Proposal, see the section titled “Proposal 3: The NTA Requirement Amendment Proposal” of this proxy statement.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Proposals and/or the NTA Requirement Amendment Proposal, or if we determine that additional time is necessary to effectuate the MAA Amendment and/or the NTA Requirement Amendment. The Adjournment Proposal, if required and approved, will allow the Board to adjourn the Extraordinary Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies. The Adjournment Proposal will be presented to our shareholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposals or the NTA Requirement Amendment Proposal.

The Board has fixed the close of business on May 23, 2024 as the record date for determining the Company’s shareholders entitled to receive notice of and vote at the Extraordinary Meeting and any adjournment thereof (the “Record Date”). Only holders of record of the Company’s ordinary shares on the Record Date are entitled to receive notice of and vote at the Extraordinary Meeting or any adjournment thereof.

4

In connection with the MAA Amendment Proposal and the NTA Requirement Amendment Proposal, each public shareholder may elect to redeem all or a portion of its public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding public shares (a “Redemption Election”), regardless of how such public shareholder votes on the Extension Proposals or the NTA Requirement Amendment Proposal or whether such public shareholder votes at all. The deadline to make a Redemption Election is prior to the scheduled vote at the Extraordinary Meeting (the “Redemption Deadline”). The public shareholder may tender its shares by either delivering its share certificate(s) (if any) and other redemption forms to the transfer agent or by delivering its shares and other redemption forms to the transfer agent electronically using the Depository Trust Company (“DTC”)’s DWAC (Deposit/Withdrawal At Custodian) system. If the public shareholder holds public shares in street name, such public shareholder will need to instruct its bank, broker or other nominee to withdraw the shares from its account in order to exercise its redemption rights. A holder of units must elect to separate its units into the underlying public shares and warrants prior to exercising redemption rights with respect to the public shares. If a holder holds its units in an account at a brokerage firm or bank, the holder must notify its broker or bank that it elects to separate the units into the underlying public shares, warrants and rights, or if a holder holds units registered in its own name, the holder must contact Continental Stock Transfer & Trust Company (in its capacity as the Company’ transfer agent, the “transfer agent”) directly and instruct it to do so.

Any request for Redemption Election, once made by a public shareholder, may be withdrawn (with the consent of the board of directors of the Company (which they may do in whole or in part)) at any time (the “Redemption Withdrawal Deadline”). If you deliver your shares for Redemption Election to the transfer agent and later decide not to elect redemption, you may request before the Redemption Withdrawal Deadline that the Company instruct the transfer agent to return the shares (physically or electronically). We will be required to honor such request only if made prior to the Redemption Withdrawal Deadline. After this time, a request for Redemption Election may not be withdrawn unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part). Such a request must be made by contacting the transfer agent at the phone number or address listed under the question “Who can help answer my questions?” below.

Any corrected or changed written exercise of redemption rights in connection with the Redemption Election must be received by the transfer agent prior to the deadline for exercising redemption requests in connection with the Redemption Election and, thereafter, prior to the Redemption Withdrawal Deadline. No request for such redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the transfer agent prior to the Extraordinary Meeting.

The Board may elect to postpone the Extraordinary Meeting in its sole discretion up to and until the time of the Extraordinary Meeting, pursuant to Article 21.9 of the MAA. For the duration of such postponement, to the extent a public shareholder has made the Redemption Election and has tendered or delivered its share certificate(s) (if applicable) (physically or electronically) and any other redemption documents through the DWAC system at DTC, such shareholder will not be able to transfer, assign or sell such public shares.

Assuming the Extension Proposals are approved but the NTA Requirement Amendment Proposal is not, the redemption of public shares pursuant to the Redemption Elections will be subject to the Redemption Limitation (as defined in the MAA), such that in no event will the Company redeem public shares pursuant to the Redemption Elections (after taking into account any redemption withdrawal) if such redemption would cause the Company to have less than $5,000,001 of net tangible assets following such redemptions. However, if both the Extension Proposals and the NTA Requirement Amendment Proposal are approved, the redemption of public shares pursuant to the Redemption Elections will NOT be subject to the Redemption Limitation. There will be no redemption rights or liquidating distributions with respect to the redeemable warrants and rights included in the units sold in the IPO (the “Public Units”). The warrants and rights will expire worthless in the event that the Company winds up. Each Public Unit consists of one ordinary share (the “Ordinary Shares”), one-half of one redeemable Warrant to receive one Ordinary Share, and one Right to receive one-tenth of one Ordinary Share.

PUBLIC SHAREHOLDERS ARE NOT REQUIRED TO VOTE OR AFFIRMATIVELY VOTE EITHER FOR OR AGAINST THE EXTENSION PROPOSALS AND THE NTA REQUIREMENT AMENDMENT PROPOSAL IN ORDER TO REDEEM THEIR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT. THIS MEANS THAT PUBLIC SHAREHOLDERS WHO HOLD PUBLIC SHARES ON OR BEFORE THE EXTRAORDINARY MEETING MAY ELECT TO REDEEM THEIR SHARES WHETHER OR NOT THEY ARE HOLDERS OF THE RECORD DATE, AND WHETHER THEY VOTE FOR OR AGAINST, OR ABSTAIN FROM VOTING ON, THE EXTENSION PROPOSALS AND THE NTA REQUIREMENT AMENDMENT PROPOSAL.

5

If the Extension Proposals and the NTA Requirement Amendment Proposal are approved by the requisite vote of shareholders, public shareholders that do not make the Redemption Election, or that make the Redemption Election but make a redemption withdrawal, subject to the Board’s determination to permit such withdrawal, will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our MAA, as amended by the MAA Amendment Proposal and the NTA Requirement Amendment Proposal. In addition, public shareholders that do not make the Redemption Election, or that make the Redemption Election but make a redemption withdrawal, subject to the Board’s determination to permit such withdrawal, would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination within the Prescribed Timeline.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding public shares. Based on the amount in the Trust Account as of May 23, 2024, the Record Date, this would amount to approximately $10.61 per public share. The closing price of the public shares on Nasdaq on May 23, 2024, the Record Date, was $10.59. Accordingly, if the market price of the Ordinary Shares were to remain the same until the date of the Extraordinary Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.02 more per share than if the shares were sold in the open market (based on the estimated per share redemption price as of the Record Date). We cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such shareholders wish to sell their shares.

In consideration of the MAA Amendment Proposal, the Company’s shareholders should be aware that if the MAA Amendment Proposal is approved (and not abandoned), the Company will incur additional expenses in seeking to complete an initial business combination, in addition to the payment of extension fees.

In consideration of the NTA Requirement Amendment Proposal, the Company’s shareholders should be aware that if the NTA Requirement Amendment Proposal is approved (and not abandoned), the Company’s failure to meet the initial listing requirements of Nasdaq could result in an inability of the combined entity post the business combination to list its ordinary shares on Nasdaq and the obligation to comply with the penny stock trading rules. Moreover, if the NTA Requirement Amendment Proposal is approved, there can be no guarantee that combined entity post the business combination will have net tangible assets of at least $5,000,001 immediately following the closing of the business combination.

Approval of each of the MAA Amendment Proposal and the NTA Requirement Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of shareholders holding at least two-thirds (2/3) of the Company’s Ordinary Shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present.

Approval of the Trust Amendment Proposal requires the affirmative vote of at least a majority of the issued and outstanding Ordinary Shares of the Company.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s Ordinary Shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present.

You are not being asked to vote on any business combination at this time. If the Extension Proposals are approved and you do not elect to redeem your public shares, or you elect to redeem your public shares but withdraw such Redemption Election, subject to the Board’s determination to permit such withdrawal, you will retain the right to vote on a business combination when it is submitted to our shareholders (provided that you are a shareholder on the record date for a meeting to consider such business combination) and the right to redeem the public shares then held by you for a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Prescribed Timeline.

After careful consideration of all relevant factors, the Board has determined that the MAA Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal and, if presented, the Adjournment Proposal, are advisable and in the best interests of the Company, and recommends that you vote or give instruction to vote “FOR” each of the MAA Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, and, if presented, the Adjournment Proposal.

6

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary Meeting. If you are a shareholder of record, you may also cast your vote (including virtually) at the Extraordinary Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote (including virtually) at the Extraordinary Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as abstaining in respect of the Extension Proposals or the NTA Requirement Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established for the Extraordinary Meeting but will have no effect on the outcome of the Extension Proposals or the NTA Requirement Amendment Proposal.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES, WARRANTS AND RIGHTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) TENDER OR DELIVER YOUR PUBLIC SHARES (AND SHARE CERTIFICATE(S) IF APPLICABLE) TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DEPOSIT WITHDRAWAL AT CUSTODIAN SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

TO MAKE A REDEMPTION WITHDRAWAL WITH RESPECT TO YOUR PUBLIC SHARES, YOU MUST SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY MEETING, THAT THE ELECTION TO REDEEM YOUR PUBLIC SHARES BE REVERSED, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REVERSAL IS REQUESTED AND THE NUMBER OR PERCENTAGE OF SHARES FOR WHICH REVERSAL IS REQUESTED. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO REQUEST REVERSAL OF THE ELECTION TO REDEEM FROM THE TRANSFER AGENT.

Enclosed is the proxy statement containing detailed information concerning the Extraordinary Meeting, the MAA Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, the Adjournment Proposal and the Extraordinary Meeting. Whether or not you plan to attend the Extraordinary Meeting, the Company urges you to read this material carefully and vote your shares.

This Notice of Extraordinary Meeting and the accompanying proxy statement are dated June 7, 2024 and are first being mailed to shareholders on or about that date.

By Order of the Board of Directors,	/s/ Seck Chyn “Neil” Foo
Seck Chyn “Neil” Foo
Chairman of the Board of Directors

7

PROXY STATEMENT — DATED JUNE 7, 2024

Bukit Jalil Global Acquisition 1 Ltd.

31-1 Taman Miharja Phase 3B, Jalan 3/93, 2 ½ Miles, Cheras

Kuala Lumpur, Malaysia 55200

PROXY STATEMENT FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 24, 2024

An extraordinary general meeting of shareholders (the “Extraordinary Meeting”) of Bukit Jalil Global Acquisition 1 Ltd. (the “Company,” “BUJA,” “we,” “us” or “our”), an exempted company incorporated with limited liability under the laws of the Cayman Islands, will be held at 9:00 p.m. Eastern Time, on June 24, 2024. For the purposes of Cayman Islands law and the amended and restated memorandum and articles of association of BUJA, the physical location of the Extraordinary Meeting shall be at the offices of Robinson & Cole LLP, 666 Third Avenue, 20th Floor, New York, NY 10017, and virtually via teleconference using the dial-in information: +1 813-308-9980  (Access Code: 173547). At the Extraordinary Meeting, the shareholders will consider and vote upon the following proposals:

1.

Proposal No. 1 – MAA Amendment Proposal - A proposal by special resolution, to amend Articles 48.7 and 48.8 of the Company’s amended and restated memorandum and articles of association (the “Current MAA”), in accordance with the form set forth in Annex A to the accompanying proxy statement, to allow the Company to extend the date by which the Company has to consummate a business combination to June 30, 2025 (such proposal, the “MAA Amendment Proposal”) (such amendment to the Current MAA as set forth in Annex A is herein referred to as the “MAA Amendment”). The full wording of the special resolution to approve the MAA Amendment Proposal is set out in Annex A to the accompanying proxy statement;

2.

Proposal No. 2 – Trust Amendment Proposal – A proposal to approve by the affirmative vote of at least a majority of the issued and outstanding ordinary shares of the Company, an amendment of the Investment Management Trust Agreement, dated June 27, 2023 (as the same may be amended, restated or supplemented, the “Trust Agreement”), substantively in the form set forth in Annex B to the accompanying proxy statement, by and between the Company and Continental Stock Transfer & Trust Company, to reflect the MAA Amendment (the “Trust Amendment” and such proposal, the “Trust Amendment Proposal” and, together with the MAA Amendment Proposal, the “Extension Proposals”);

3.

Proposal No. 3 – NTA Requirement Amendment Proposal - A proposal by special resolution, to amend Articles 48.2, 48.4, 48.5 and 48.8 of the Current MAA, in accordance with the form set forth in Annex C to the accompanying proxy statement, to eliminate the limitation that the Company may not redeem the Company’s public shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions (such proposal, the “NTA Requirement Amendment Proposal”) (such amendment to the Current MAA as set forth in Annex C is herein referred to as the “NTA Requirement Amendment”). The full wording of the special resolution to approve the NTA Requirement Amendment Proposal is set out in Annex C to the accompanying proxy statement; and

4.

Proposal No. 4 – Adjournment Proposal – A proposal by ordinary resolution, to approve the adjournment of the Extraordinary Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Proposals and/or the NTA Requirement Amendment Proposal, or if we determine that additional time is necessary to effectuate the MAA Amendment and/or the NTA Requirement Amendment (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Extraordinary Meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Extension Proposals or the NTA Requirement Amendment Proposal.

8

If the shareholders approve the MAA Amendment Proposal and the Trust Amendment Proposal, the Company will have until June 30, 2025 to consummate an initial business combination without the deposit of any amounts to the Company’s trust account (the “Trust Account”).

For the Company’s public shares that are not redeemed by the Company’s shareholders in connection with the Extension Proposals (collectively, the “Remaining Shares”, each, a “Remaining Share”), the Company will issue, as dividend shares, to the holders of the Remaining Shares (as a group) as of 9:00 p.m. Eastern Time of the date of the Extraordinary Meeting, an aggregate of approximately 510,000 ordinary shares of the Company (collectively, the “Dividend Shares,” each, a “Dividend Share”) upon the closing of the Company’s business combination. Each holder of the Remaining Shares is entitled to receive a pro rata portion of the Dividend Shares. No fractional shares will be issued, and any fractional share will be rounded up to the nearest whole share. Such arrangement is referred to as the “Dividend Shares Issuances.”

In connection with the Dividend Shares Issuances, 400,000 founders shares and 100,000 private units held by the sponsor of the Company, Bukit Jalil Global Investment Ltd., a Cayman Islands company (the “Sponsor”), will be surrendered for no consideration immediately prior to the closing of the Company’s business combination.

Each of the Extension Proposals is cross-conditioned on the approval of the other. The NTA Requirement Amendment Proposal is conditioned on the approval of the Extension Proposals, but each of the Extension Proposals is not conditioned on the approval of the NTA Requirement Amendment Proposal. Each of the Extension Proposals, the NTA Requirement Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement.

The purpose of the MAA Amendment Proposal and the Trust Amendment Proposal is to allow BUJA to have more time and flexibility to complete its initial business combination. The Company’s IPO prospectus (the “IPO Prospectus”) dated June 27, 2023 and the MAA currently provides that, the Company had until June 30, 2024 to consummate its initial business combination, provided however that if we anticipate that we may not be able to consummate its initial business combination before June 30, 2024, the Company may, but are not obligated to, extend the period of time to consummate a business combination two times by additional three month each time (for a total of up to June 30, 2024 to complete a business combination) (the “Original Monthly Extensions”), provided that the sponsor of the Company, Bukit Jalil Global Investment Ltd., a Cayman Islands company (the “Sponsor”) and/or its designee must deposit into the trust account of the Company (the “Trust Account”) for each three months extension, $575,000, up to an aggregate of $1,150,000, on or prior to the date of the applicable deadline. In the event that the Company does not consummate its initial business combination before June 30, 2024 (or up to December 30, 2024, if extended, such failure shall trigger an automatic redemption of the public shares of the Company (an “Automatic Redemption Event”) and the directors of the Company shall take all such action necessary to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the board of directors of the Company (the “Board), liquidate and dissolve, subject in each case to the Company's obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. In the event of an Automatic Redemption Event, only the holders of public shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their public shares. Further, the IPO Prospectus and the MAA provide that the Company may amend the timeline that the Company must complete its business combination (the “Prescribed Timeline”) by special resolution provided that the holders of the public shares are provided with the opportunity to redeem their public shares upon the approval of any such amendment.

In connection with the MAA Amendment Proposal and the NTA Requirement Amendment Proposal, a holder (“public shareholder”) of BUJA’s ordinary shares, par value $0.0001 per share (“Ordinary Shares”), may elect to redeem the public shareholder’s Ordinary Shares issued in the IPO, which shares we refer to as the “public shares,” for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding public shares, regardless of how such public shareholder votes on the Extension Proposals or the NTA Requirement Amendment Proposal  or whether such public shareholder votes at all. If the MAA Amendment Proposal or the NTA Requirement Amendment Proposal is approved by the requisite vote of shareholders, the remaining public shareholders will retain their rights to redeem their public shares when a business combination is submitted to the shareholders, subject to any limitations set forth in the MAA as amended by the MAA Amendment Proposal and the NTA Requirement Amendment Proposal. In addition, public shareholders who do not make the election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination within the Prescribed Timeline.

9

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Proposals and/or the NTA Requirement Amendment Proposal, or if we determine that additional time is necessary to effectuate the MAA Amendment and/or the NTA Requirement Amendment.

In connection with the MAA Amendment Proposal and the NTA Requirement Amendment Proposal, each public shareholder may elect to redeem all or a portion of its public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding public shares (a “Redemption Election”), regardless of how such public shareholder votes on the Extension Proposals or the NTA Requirement Amendment Proposal or whether such public shareholder votes at all. The deadline to make a Redemption Election is prior to the Extraordinary Meeting (the “Redemption Deadline”). The public shareholder may tender its shares by either delivering its share certificate(s) (if any) and other redemption forms to the transfer agent or by delivering its shares and other redemption forms to the transfer agent electronically using the Depository Trust Company (“DTC”)’s DWAC (Deposit/Withdrawal At Custodian) system. If the public shareholder holds public shares in street name, such public shareholder will need to instruct its bank, broker or other nominee to withdraw the shares from its account in order to exercise its redemption rights. A holder of units must elect to separate its units into the underlying public shares and warrants prior to exercising redemption rights with respect to the public shares. If a holder holds its units in an account at a brokerage firm or bank, the holder must notify its broker or bank that it elects to separate the units into the underlying public shares, warrants and rights, or if a holder holds units registered in its own name, the holder must contact Continental Stock Transfer & Trust Company (in its capacity as BUJA’ transfer agent, the “transfer agent”) directly and instruct it to do so.

 Any request for Redemption Election, once made by a public shareholder, may be withdrawn (with the consent of the board of directors of the Company (which they may do in whole or in part)) at any time (the “Redemption Withdrawal Deadline”). If you deliver your shares for Redemption Election to the transfer agent and later decide not to elect redemption, you may request before the Redemption Withdrawal Deadline that the Company instruct the transfer agent to return the shares (physically or electronically). We will be required to honor such request only if made prior to the Redemption Withdrawal Deadline. After this time, a request for Redemption Election may not be withdrawn unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part). Such a request must be made by contacting the transfer agent at the phone number or address listed under the question “Who can help answer my questions?” below.

Any corrected or changed written exercise of redemption rights in connection with the Redemption Election must be received by the transfer agent prior to the deadline for exercising redemption requests in connection with the Redemption Election and, thereafter, prior to the Redemption Withdrawal Deadline. No request for such redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the transfer agent prior to the Extraordinary Meeting.

The Board may elect to postpone the Extraordinary Meeting in its sole discretion up to and until the time of the Extraordinary Meeting, pursuant to Article 21.9 of the MAA. For the duration of such postponement, to the extent a public shareholder has made the Redemption Election and has tendered or delivered its share certificate(s) (if applicable) (physically or electronically) and any other redemption documents through the DWAC system at DTC, such shareholder will not be able to transfer, assign or sell such public shares.

10

Assuming the Extension Proposals are approved but the NTA Requirement Amendment Proposal is not, the redemption of public shares pursuant to the Redemption Elections will be subject to the Redemption Limitation (as defined in the MAA), such that in no event will the Company redeem public shares pursuant to the Redemption Elections (after taking into account any redemption withdrawal) if such redemption would cause the Company to have less than $5,000,001 of net tangible assets following such redemptions. However, if both the Extension Proposals and the NTA Requirement Amendment Proposal are approved, the redemption of public shares pursuant to the Redemption Elections will NOT be subject to the Redemption Limitation. There will be no redemption rights or liquidating distributions with respect to the redeemable warrants  and rights  included in the units sold in the IPO (the “Public Units”). The warrants and rights will expire worthless in the event that the Company winds up. Each Public unit consists of one ordinary share (the “Ordinary Shares”), one-half of one redeemable Warrant to receive one Ordinary Share, and one Right to receive one-tenth of one Ordinary Share.

PUBLIC SHAREHOLDERS ARE NOT REQUIRED TO VOTE OR AFFIRMATIVELY VOTE EITHER FOR OR AGAINST THE EXTENSION PROPOSALS AND THE NTA REQUIREMENT AMENDMENT PROPOSAL IN ORDER TO REDEEM THEIR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT. THIS MEANS THAT PUBLIC SHAREHOLDERS WHO HOLD PUBLIC SHARES ON OR BEFORE THE EXTRAORDINARY MEETING MAY ELECT TO REDEEM THEIR SHARES WHETHER OR NOT THEY ARE HOLDERS OF THE RECORD DATE, AND WHETHER THEY VOTE FOR OR AGAINST, OR ABSTAIN FROM VOTING ON, THE EXTENSION PROPOSALS AND THE NTA REQUIREMENT AMENDMENT PROPOSAL.

If the Extension Proposals and the NTA Requirement Amendment Proposal are approved by the requisite vote of shareholders, public shareholders that do not make the Redemption Election, or that make the Redemption Election but make a redemption withdrawal, subject to the Board’s determination to permit such withdrawal, will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our MAA, as amended by the MAA Amendment Proposal and the NTA Requirement Amendment Proposal. In addition, public shareholders that do not make the Redemption Election, or that make the Redemption Election but make a redemption withdrawal, subject to the Board’s determination to permit such withdrawal, would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination within the Prescribed Timeline.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding public shares. Based on the amount in the Trust Account as of May 23, 2024, the Record Date, this would amount to approximately $10.61 per public share. The closing price of the public shares on Nasdaq on May 23, 2024, the Record Date, was $10.59. Accordingly, if the market price of the Ordinary Shares were to remain the same until the date of the Extraordinary Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.02more per share than if the shares were sold in the open market (based on the estimated per share redemption price as of the Record Date). We cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such shareholders wish to sell their shares.

In consideration of the MAA Amendment Proposal, the Company’s shareholders should be aware that if the MAA Amendment Proposal is approved (and not abandoned), the Company will incur additional expenses in seeking to complete an initial business combination, in addition to the payment of extension fees.

In consideration of the NTA Requirement Amendment Proposal, the Company’s shareholders should be aware that if the NTA Requirement Amendment Proposal is approved (and not abandoned), the Company’s failure to meet the initial listing requirements of Nasdaq could result in an inability of the combined entity post the business combination to list its ordinary shares on Nasdaq and the obligation to comply with the penny stock trading rules. Moreover, if the NTA Requirement Amendment Proposal is approved, there can be no guarantee that combined entity post the business combination will have net tangible assets of at least $5,000,001 immediately following the closing of the business combination.

Approval of each of the MAA Amendment Proposal and the NTA Requirement Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of shareholders holding at least two-thirds (2/3) of the Company’s Ordinary Shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present.

Approval of the Trust Amendment Proposal requires the affirmative vote of at least a majority of the issued and outstanding Ordinary Shares of the Company.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s Ordinary Shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present.

Only record holders of the Company’s Ordinary Shares at the close of business on the Record Date are entitled to vote or have their votes cast at the Extraordinary Meeting. As of the Record Date, there were 7,761,807 issued and outstanding Ordinary Shares of BUJA, including 5,750,000 public shares included in the units issued in the IPO. The Company’s warrants and rights do not have voting rights in connection with the MAA Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, or, if presented, the Adjournment Proposal.

This proxy statement contains important information about the Extraordinary Meeting and the proposals to be voted on at the Extraordinary Meeting. Please read it carefully and vote your shares.

11

12

Forward-Looking Statements

This proxy statement contains statements that are forward-looking and as such are not historical facts. These include, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, including as they relate to a business combination. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements.

Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this proxy statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, including as they relate to a business combination, it is making projections, forecasts or forward-looking statements. Forward-looking statements are based on the opinions, estimates and beliefs of the Company’s management as of the date such statements are made, as well as assumptions made by and information currently available to the Company’s management, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward- looking statements. These risks and uncertainties include, but are not limited to:

•	our ability to obtain approval for the Extension Proposals, the NTA Requirement Amendment Proposal and, if presented, the Adjournment Proposal;
•	our ability to complete the initial business combination;
•	the SEC final rules related to special purpose acquisition companies;
•	the amount of redemptions by our public shareholders;
•	the market price and liquidity of our public securities;
•	the per-share redemption price; or
•	the Trust Account being subject to claims of third parties.

Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the IPO Prospectus and the Company’s periodic reports filed with the SEC, including but not limited to the Company’s Annual Reports on Form 10-K for the year ended December 31, 2022 and 2023, including those factors described under the “Item 1A. Risk Factors” therein, the Company’s subsequent Quarterly Reports on Form 10-Q, this proxy statement and other reports filed by BUJA with the SEC. Copies of the Company’s filings with the SEC are available publicly on SEC’s website at http://www.sec.gov or may be obtained by contacting the Company.

Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

All forward-looking statements are made only as of the date of this proxy statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

13

Questions And Answers About The Extraordinary Meeting

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Extraordinary Meeting and the proposals to be presented at the Extraordinary Meeting. The following questions and answers do not include all the information that is important to BUJA shareholders. Shareholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposals to be presented at the Extraordinary Meeting and the voting procedures for the Extraordinary Meeting, which will be held at 9:00 p.m., on June 24, 2024, Eastern Time. The Extraordinary Meeting will be held at the offices of Robinson & Cole LLP, 666 Third Avenue, 20th Floor, New York, NY 10017, and virtually via teleconference using the dial-in information: +1 813-308-9980 (Access Code: 173547), or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Q:	Why am I receiving this proxy statement?

On September 15, 2022, we issued 500,000,000 ordinary shares of a par value of $0.0001 each (the “Ordinary Shares”) to Bukit Jalil Global Investment Ltd. (the “Sponsor”). On November 16, 2022, (1) we issued 1,437,500 Ordinary Shares of a par value of $0.0001 each to the Sponsor for a purchase price of $25,000, or approximately $0.0174 per share, and (2) the Sponsor surrendered 500,000,000 Ordinary Shares of a par value of $0.0001 each. On April 12, 2023, the Sponsor entered into a securities transfer agreement, pursuant to which the Sponsor transferred to our directors an aggregate of 23,000 Ordinary Shares, among which, 8,000 Ordinary Shares were transferred to Seck Chyn “Neil” Foo, and 5,000 Ordinary Shares were transferred to each of Bee Lian Ooi, Phui Lam Lee, and Suwardi Bin Hamzah Syakir. We refer to these Ordinary Shares throughout as the “Founder Shares.”

On June 30, 2023, we consummated the IPO of 5,750,000 units (including 750,000 units issued upon the full exercise of the over-allotment option, the “Public Units”). Each Public Unit consists of one Ordinary Share, one-half of one redeemable warrant (the “Warrant”), each whole Warrant entitling the holder thereof to purchase one Ordinary Share at an exercise price of $11.50 per share, and one right (the “Right”), each one Right entitling the holder thereof to exchange for one-tenth of one Ordinary Share upon the completion of our initial business combination. The Public Units were sold at an offering price of $10.00 per Public Unit, generating gross proceeds of $57,500,000.

Substantially concurrently with the closing of the IPO, we completed the private sale (the “Private Placement”) of 424,307 units (the “Private Units”) to the Sponsor, at a purchase price of $10.00 per Private Unit, generating gross proceeds to the Company of $4,243,070.

Substantially concurrently with the closing of the IPO, we also issued to A.G.P. / Alliance Global Partners (“A.G.P.”), the representative of the underwriters of the IPO, 150,000 ordinary shares (the “Representative Shares”).

The proceeds of $58,362,500 ($10.15 per Public Unit) in the aggregate from the IPO and the Private Placement, were placed in a trust account (the “Trust Account”) established for the benefit of the Company’s public shareholders and the underwriters of the IPO with Continental Stock Transfer & Trust Company acting as trustee.

On August 17, 2023, we announced that holders of the Company’s Public Units may elect to separately trade the Ordinary Shares, Warrants, and Rights included in its Public Units, commencing on or about August 21, 2023.

The Company’s Current MAA (as defined below) and the Trust Agreement (as defined below) provide that the Company must complete its initial business combination by June 30, 2024, provided however that the Company may, but are not obligated to, extend the period of time to consummate a business combination two times by additional three months each time (for a total of up to June 30, 2024 to complete a business combination) (the “Original Monthly Extensions”), provided that the Sponsor or its designee must deposit into the Trust Account for each three months extension, $575,000 (the “Original Extension Fee”), up to an aggregate of $1,150,000, on or prior to the date of the applicable deadline. In the event that the Company does not consummate its initial business combination before June 30, 2024 (or up to December 30, 2024, if extended), such failure shall trigger an automatic redemption of the public shares (an “Automatic Redemption Event”) and the directors of the Company shall take all such action necessary to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company's remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. In the event of an Automatic Redemption Event, only the holders of public shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their public shares. Further, the IPO Prospectus and the MAA provide that the Company may amend the timeline that the Company must complete its business combination (the “Prescribed Timeline”) by special resolution provided that the holders of the public shares are provided with the opportunity to redeem their public shares upon the approval of any such amendment.

14

On January 9, 2024, the Company entered into a non-binding letter of intent (the “LOI”) with Global IBO Group Ltd (“Global IBO”), which outlines the general terms and conditions of a potential business combination involving Global IBO and its subsidiaries (the “Proposed Transaction”).  The LOI is on a non-binding basis and no agreement providing for any Proposed Transaction or any other transaction or the participation by either party therein will be deemed to exist unless and until definitive agreements have been executed. As of the date hereof, the Company has not entered into any definitive agreements, for the purpose of effecting into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities.

The Board currently believes that there will not be sufficient time before June 30, 2024 (or up to December 30, 2024, if extended) for the Company to complete its initial business combination. Given the time that the Company may need to complete its initial business combination and the costs for extensions, the Board has determined that it is in the best interests of the Company’s shareholders to approve the MAA Amendment Proposal and the Trust Amendment Proposal, pursuant to which, once approved, the Company will have until June 30, 2025 to consummate its initial business combination without the deposit of any amounts to the Trust Account.

For the Company’s public shares that are not redeemed by the Company’s shareholders in connection with the Extension Proposals (collectively, the “Remaining Shares”, each, a “Remaining Share”), the Company will issue, as dividend shares, to the holders of the Remaining Shares (as a group) as of 9:00 p.m. Eastern Time of the date of the Extraordinary Meeting, an aggregate of approximately 510,000 ordinary shares of the Company (collectively, the “Dividend Shares,” each, a “Dividend Share”) upon the closing of the Company’s business combination. Each holder of the Remaining Shares is entitled to receive a pro rata portion of the Dividend Shares. No fractional shares will be issued, and any fractional share will be rounded up to the nearest whole share. Such arrangement is referred to as the “Dividend Shares Issuances.”

In connection with the Dividend Shares Issuances, 400,000 founders shares and 100,000 private units held by the sponsor of the Company, Bukit Jalil Global Investment Ltd., a Cayman Islands company (the “Sponsor”), will be surrendered for no consideration immediately prior to the closing of the Company’s business combination.

The Current MAA provides that the Company will not redeem its public shares in an amount that would cause the Company to have net tangible assets of less than $5,000,001. The purpose of this provision was to ensure that, in connection with its initial business combination, the Company would continue, as it has since the IPO, to not be subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act, because the Company complied with an exclusion to the “penny stock” rules for companies that have net tangible assets of at least $5,000,001. However, the Company believes that it may rely on another exclusion to the “penny stock” rules of the SEC, which relates to it being listed on the Nasdaq Capital Market.

Therefore, the Board is submitting the MAA Amendment Proposal, the Trust Amendment Proposal and the NTA Requirement Amendment Proposal described in this proxy statement for the shareholders to vote upon.

Q:	What are the specific proposals on which I am being asked to vote at the Extraordinary Meeting?

A:	You are being asked to vote on each of the MAA Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal. The proposals are listed below:

1.

Proposal No. 1 – MAA Amendment Proposal - A proposal by special resolution, to amend Articles 48.7 and 48.8 of the Company’s amended and restated memorandum and articles of association (the “Current MAA”), in accordance with the form set forth in Annex A to the accompanying proxy statement, to allow  the Company to extend the date by which the Company has to consummate a business combination to June 30, 2025 (such proposal, the “MAA Amendment Proposal”) (such amendment to the Current MAA as set forth in Annex A is herein referred to as the “MAA Amendment”). The full wording of the special resolution to approve the MAA Amendment Proposal is set out in Annex A to the accompanying proxy statement;

2.

Proposal No. 2 – Trust Amendment Proposal – A proposal to approve by the affirmative vote of at least a majority of the issued and outstanding ordinary shares of the Company, an amendment of the Investment Management Trust Agreement, dated June 27, 2023 (as the same may be amended, restated or supplemented, the “Trust Agreement”), substantively in the form set forth in Annex B to the accompanying proxy statement, by and between the Company and Continental Stock Transfer & Trust Company, to reflect the MAA Amendment (the “Trust Amendment” and such proposal, the “Trust Amendment Proposal” and, together with the MAA Amendment Proposal, the “Extension Proposals”);

3.

Proposal No. 3 – NTA Requirement Amendment Proposal - A proposal by special resolution, to amend Articles 48.2, 48.4, 48.5 and 48.8 of the Current MAA, in accordance with the form set forth in Annex C to the accompanying proxy statement, to eliminate the limitation that the Company may not redeem the Company’s public shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions (such proposal, the “NTA Requirement Amendment Proposal”) (such amendment to the Current MAA as set forth in Annex C is herein referred to as the “NTA Requirement Amendment”). The full wording of the special resolution to approve the NTA Requirement Amendment Proposal is set out in Annex C to the accompanying proxy statement; and

4.

Proposal No. 4 – Adjournment Proposal – A proposal by ordinary resolution, to approve the adjournment of the Extraordinary Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Proposals and/or the NTA Requirement Amendment Proposal, or if we determine that additional time is necessary to effectuate the MAA Amendment and/or the NTA Requirement Amendment (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Extraordinary Meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Extension Proposals or the NTA Requirement Amendment Proposal.

15

Each of the Extension Proposals is cross-conditioned on the approval of the other. The NTA Requirement Amendment Proposal is conditioned on the approval of the Extension Proposals, but each of the Extension Proposals is not conditioned on the approval of the NTA Requirement Amendment Proposal. Each of the Extension Proposals, the NTA Requirement Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. For further details about the reasons for the MAA Amendment Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The MAA Amendment Proposal — Reasons for the MAA Amendment Proposal,” “Proposal No. 2 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal” and “Proposal No. 3 — The NTA Requirement Amendment Proposal — Reasons for the NTA Requirement Amendment Proposal,” respectively, of this proxy statement.

After careful consideration, the Board has determined that the MAA Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal and the Adjournment Proposal are in the best interests of the Company and its shareholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.

The existence of financial and personal interests of our directors and officer may result in conflicts of interest, including a conflict between what may be in the best interests of the Company and its shareholders and what may be best for a director’s personal interests when determining to recommend that shareholders vote for the proposals. See the sections titled “Proposal No. 1 — The MAA Amendment Proposal — Interests of the Insiders,” “Proposal No. 2 — The Trust Amendment Proposal — Interests of the Insiders,” “Proposal No. 3 — The NTA Requirement Amendment Proposal — Interests of the Insiders,” and “Beneficial Ownership of Securities” for a further discussion of these considerations.

THE VOTE OF SHAREHOLDERS IS IMPORTANT. SHAREHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

Q:	What are the purposes of the proposals?

A:	The purpose of the MAA Amendment Proposal and the Trust Amendment Proposal is to allow the Company to have more flexibility to complete its initial business combination.

The purpose of the MAA Amendment Proposal and the Trust Amendment Proposal is to allow the Company to have more flexibility to complete its initial business combination. The Company’s IPO prospectus (the “IPO Prospectus”) dated June 27, 2023 and the MAA currently provides that, the Company had until June 30, 2024 to consummate its initial business combination, provided however that if we anticipate that we may not be able to consummate its initial business combination before June 30, 2024, the Company may, but are not obligated to, extend the period of time to consummate a business combination two times by additional three month each time (for a total of up to December 30, 2024 to complete a business combination), provided that the Sponsor or its designee must deposit into the Trust Account for each three months extension, $575,000, up to an aggregate of $1,150,000, on or prior to the date of the applicable deadline. In the event that the Company does not consummate its initial business combination before June 30, 2024 (or December 30, 2024, if extended), such failure shall trigger an Automatic Redemption Event and the directors of the Company shall take all such action necessary to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company's remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. In the event of an Automatic Redemption Event, only the holders of public shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their public shares.

16

The Trust Agreement currently provides that Continental Stock Transfer & Trust Company (“Continental”) shall commence liquidation of the Trust Account only and promptly after its receipt of the applicable termination letter delivered by the Company in connection with either a closing of an initial business combination or the Company’s inability to effect an initial business combination within Prescribed Timeline specified in the Current MAA, and, the Company’s insiders and/or their designees may make deposit of $575,000 into the Trust Account for each Original Monthly Extension, up to two times, as applicable. If the Trust Amendment Proposal is approved, Continental shall commence liquidation of the Trust Account only and promptly after its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial business combination or the Company’s inability to effect an initial business combination by June 30, 2025.

Approval of each of the Extension Proposals is a condition to the implementation of the MAA Amendment. If (i) the MAA Amendment Proposal is not approved or implemented, and (ii) a business combination is not completed on or before the Prescribed Timeline, the Company will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company's remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

The Current MAA provides that the Company will not redeem its public shares in an amount that would cause the Company to have net tangible assets of less than $5,000,001. The purpose of this provision was to ensure that, in connection with its initial business combination, the Company would continue, as it has since the IPO, to not be subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act, because the Company complied with an exclusion to the “penny stock” rules for companies that have net tangible assets of at least $5,000,001. However, the Company believes that it may rely on another exclusion to the “penny stock” rules of the SEC, which relates to it being listed on the Nasdaq Capital Market.

The Company will offer to its public shareholders the opportunity to redeem its public shares in connection with the business combination. Therefore, if the NTA Requirement Amendment Proposal is not approved, then the Company would not be able to consummate the business combination, if the redemption would cause the Company to have net tangible assets of less than $5,000,001, regardless of whether the Company’s shareholders approve the business combination.

However, if the NTA Requirement Amendment Proposal is approved, then the Company would be able to consummate the business combination, regardless of whether the redemption would cause the Company to have net tangible assets of less than $5,000,001, assuming the Company’s shareholders approve the business combination and the related proposals.

For further details about the reasons for the MAA Amendment Proposal, the Trust Amendment Proposal, and the NTA Requirement Amendment Proposal, see the sections titled “Proposal No. 1 — The MAA Amendment Proposal — Reasons for the MAA Amendment Proposal,” “Proposal No. 2 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” and “Proposal No. 3 — The NTA Requirement Amendment Proposal — Reasons for the NTA Requirement Amendment Proposal,” respectively, of this proxy statement.

The Board may elect to postpone the Extraordinary Meeting in its sole discretion up to and until the time of the Extraordinary Meeting, pursuant to Article 21.9 of the MAA.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Proposals and/or the NTA Requirement Amendment Proposal, or if we determine that additional time is necessary to effectuate the MAA Amendment and/or the NTA Requirement Amendment. The Adjournment Proposal will be presented at the Extraordinary Meeting only if there are not sufficient votes to approve the Extension Proposals or the NTA Requirement Amendment Proposal or if we determine that additional time is necessary to effectuate the MAA Amendment and/or the NTR Requirement Amendment.

17

Q:	Why should I vote “FOR” the MAA Amendment Proposal and the Trust Amendment Proposal?

A:

The approval of the MAA Amendment Proposal and the Trust Amendment Proposal is essential to the implementation of the Board’s plan to extend the deadline to complete a business combination to June 30, 2025. Each of the Extension Proposals is cross-conditioned on the approval of the other. Our Board believes shareholders will benefit from the Company consummating a business combination and is proposing the MAA Amendment Proposal and the Trust Amendment Proposal to allow us more time and flexibility to complete the initial business combination.

After careful consideration of all relevant factors, the Board believes that the MAA Amendment Proposal and the Trust Amendment Proposal will allow the Company to have more time and flexibility to complete the initial business combination and are in the best interests of the Company and its shareholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.

For further details about the reasons for the MAA Amendment Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The MAA Amendment Proposal — Reasons for the MAA Amendment Proposal” and “Proposal No. 2 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively, of this proxy statement.

Q:	What amount will public shareholders receive upon consummation of a subsequent business combination or liquidation if the Extension Proposals or the NTA Requirement Amendment Proposal are approved?

A:

If the Extension Proposals or the NTA Requirement Amendment Proposal are approved, based on the balance of the Trust Account as of the Record Date, assuming the Company is going to consummate a business combination or liquidate if not able to complete a business combination within the prescribed timeline, it is estimated that public shareholders will receive approximately $10.61per public share, based on the estimated amount in the Trust Account of approximately $61.1 million, plus 0.09 Dividend Shares per public share, without giving effect to any redemptions of public shareholders in connection with this Extraordinary Meeting or any in the further as applicable and the interest earned on the funds held in the Trust Account and the amount that may be released to us to pay the Company’s taxes (less up to $100,000 of interest to pay dissolution expenses).

Q:	Why should I vote “FOR” the NTA Requirement Amendment Proposal?

A:

The approval of the NTA Requirement Amendment Proposal is essential to the implementation of the Board’s plan to complete a business combination.

The Current MAA provides that the Company will not redeem its public shares in an amount that would cause the Company to have net tangible assets of less than $5,000,001. The purpose of this provision was to ensure that, in connection with its initial business combination, the Company would continue, as it has since the IPO, to not be subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act, because the Company complied with an exclusion to the “penny stock” rules for companies that have net tangible assets of at least $5,000,001.

Since the Company will offer to its public shareholders the opportunity to redeem its public shares in connection with the business combination, if the NTA Requirement Amendment Proposal is not approved, then the Company would not be able to consummate the business combination, if the redemption would cause the Company to have net tangible assets of less than $5,000,001, regardless of whether the Company’s shareholders approve the business combination. In addition, the Company believes that it may rely on another exclusion to the “penny stock” rules of the SEC, which relates to it being listed on the Nasdaq Capital Market.

Our Board believes shareholders will benefit from the Company consummating a business combination and is proposing the NTA Requirement Amendment Proposal to allow us more time and flexibility to complete the initial business combination.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:

If the Adjournment Proposal is presented and not approved by our shareholders, the Board may not be able to adjourn the Extraordinary Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposals and/or the NTA Requirement Amendment Proposal.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

Q:	When would the Board postpone the Extraordinary Meeting?

A:

The Board may elect to postpone the Extraordinary Meeting in its sole discretion up to and until the time of the Extraordinary Meeting, pursuant to Article 21.9 of the MAA. For the duration of such postponement, to the extent a public shareholder has made the Redemption Election and has tendered or delivered such share certificate(s) (if applicable) (physically or electronically) and any other redemption documents through the Deposit Withdrawal at Custodian (“DWAC”) system at DTC, such shareholder will not be able to transfer, assign or sell such shares.

Assuming the Extension Proposals are approved but the NTA Requirement Amendment Proposal is not, the redemption of public shares pursuant to the Redemption Elections will be subject to the Redemption Limitation (as defined in the MAA), such that in no event will the Company redeem public shares pursuant to the Redemption Elections (after taking into account any redemption withdrawal) if such redemption would cause the Company to have less than $5,000,001 of net tangible assets following such redemptions. However, if both the Extension Proposals and the NTA Requirement Amendment Proposal are approved, the redemption of public shares pursuant to the Redemption Elections will NOT be subject to the Redemption Limitation.

18

The Company requests that public shareholders (i) indicate their intention to make a redemption withdrawal and (ii) make the redemption withdrawal.

Notwithstanding shareholder approval of the Extension Proposals or the NTA Requirement Amendment Proposal, or the number of Redemption Elections (taking into account any redemption withdrawal) by our public shareholders, the Board will retain the right to postpone the Extraordinary Meeting at any time and for any reason without any further action by our shareholders, pursuant to Article 21.9 of the MAA.

Q:	What constitutes a quorum?

A:

A quorum of shareholders is necessary to hold a valid extraordinary general meeting of the Company. A quorum will be present if the holders of at least one-third of the issued and outstanding shares of the Company on the Record Date, including those shares held as a constituent part of our Public Units and Private Units, are represented in person (including virtually) or by proxy at the Extraordinary Meeting. Abstentions will be counted in connection with the determination of whether a valid quorum is established for the Extraordinary Meeting but will have no effect on the outcome of the proposals. The shares of the Sponsor, the officers and directors of the Company (the “Insiders”), who own approximately 23.99% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum.

Because all of the proposals to be voted on at the Extraordinary Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so the Company does not expect there to be any broker non-votes at the Extraordinary Meeting. If a quorum is not present within half an hour from the time appointed for the Extraordinary Meeting to commence, the Extraordinary Meeting will stand adjourned to the same day in the next week at the same time and place or to such other day, time and/or place as the Board may determine, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting to commence, the shareholders present will constitute a quorum.

Q:	What vote is required to approve the proposals presented at the Extraordinary Meeting?

A:

Approval of each of the MAA Amendment Proposal and the NTA Requirement Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of shareholders holding at least two-thirds (2/3) of the Company’s Ordinary Shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present.

Approval of the Trust Amendment Proposal requires the affirmative vote of at least a majority of the issued and outstanding Ordinary Shares of the Company.

If presented, approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s Ordinary Shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present.

Q:	How do the Company Insiders intend to vote their shares?

A:

On the Record Date, the Insiders owned and were entitled to vote an aggregate of 1,861,807  Ordinary Shares, representing approximately 23.99% of the issued and outstanding Ordinary Shares, and plan to vote in favor of each of the MAA Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, and, if presented, the Adjournment Proposal.

19

Q:	Does the Board recommend voting for the approval of the MAA Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal and, if presented, the Adjournment Proposal?

A:

Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that the MAA Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The Board unanimously recommends that shareholders vote “FOR” each of the MAA Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal.

Q:	What happens if I sell my Ordinary Shares or Public Units before the Extraordinary Meeting?

A:

The Record Date is earlier than the date of the Extraordinary Meeting. If you transfer your Ordinary Shares, including those shares held as a constituent part of Public Units and Private Units, after the Record Date, but before the Extraordinary Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Extraordinary Meeting. If you transfer your public shares prior to the Record Date, you will have no right to vote those shares at the Extraordinary Meeting. If you acquire your Ordinary Shares after the Record Date, you will still have an opportunity to redeem them if you so decide.

Q:	What if I do not want a proposal to be approved?

A:

If you do not want a proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established for the Extraordinary Meeting but will have no effect on the outcome of the proposals. If the Extension Proposals are approved, and the MAA Amendment is implemented, then the funds will be withdrawn from the Trust Account and paid to the redeeming public shareholders in connection with the Redemption Election.

Q;	Will you seek any further extensions to liquidate the Trust Account?

A:

Other than the MAA Amendment as described in this proxy statement, the Company has not determined whether it may seek any further extension to consummate its initial business combination, although it may determine to do so in the future. In the event that the Company determines to seek a further extension, the Company would be required to obtain the votes of two-thirds (2/3) of the Ordinary Shares issued and outstanding as of the applicable record date, and if such extension request is approved, holders of public shares as of the applicable record date may elect to redeem all or a portion of their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding public shares.

Q:	What happens if one of the Extension Proposals is not approved?

A:

If any of the Extension Proposals is not approved and the Company has not consummated an initial business combination before June 30, 2024 (or up to December 30, 2024, if extended), the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company's remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company's obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants and rights, which will expire worthless if we fail to complete an initial business combination within the Prescribed Timeline.

20

Holders of the Founder Shares have agreed to waive their redemption rights with respect to their Founder Shares and Ordinary Shares, if any, in connection with a shareholder vote to approve an amendment to the MAA.. There will be no distribution from the Trust Account with respect to our warrants and rights, which will expire worthless in the event we wind up.

Q:	If the Extension Proposals are approved, what happens next?

A:	If the Extension Proposals are approved, the Company will have until June 30, 2025 to consummate its initial business combination without the deposit of any amounts to the Trust Account.

In connection with the MAA Amendment Proposal, each public shareholder may have Redemption Election, regardless of how such public shareholder votes on the Extension Proposals or whether such public shareholder votes at all. The removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to redeemed public shares in the Redemption Election will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company held by the Insiders and its affiliates. However, pursuant to the Current MAA, the Company will not implement the Extension Proposals if the Company will not have at least $5,000,001 of net tangible assets upon its implementation of the Extension Proposals, after taking into account the Redemption Election.

For the Company’s public shares that are not redeemed by the Company’s shareholders in connection with the Extension Proposals, the Company will issue, as dividend shares, to the holders of the Remaining Shares (as a group) as of 9:00 p.m. Eastern Time of the date of the Extraordinary Meeting, an aggregate of approximately 510,000 ordinary shares of the Company upon the closing of the Company’s business combination. Each holder of the Remaining Shares is entitled to receive a pro rata portion of the Dividend Shares. No fractional shares will be issued, and any fractional share will be rounded up to the nearest whole share.

In connection with the Dividend Shares Issuances, 400,000 founders shares and 100,000 private units held by the Sponsor will be surrendered for no consideration immediately prior to the closing of the Company’s business combination.

Q:	If I do not redeem my shares now, would I still be able to vote on a business combination and exercise my redemption rights with respect to such business combination?

A:

Yes. If you do not redeem your shares in connection with the MAA Amendment Proposal or the NTA Requirement Amendment Proposal, or if you elect to redeem your shares but withdraw such Redemption Election, subject to the Board’s determination to permit such withdrawal, then, assuming you are a shareholder as of the record date for voting on a business combination, you will be able to vote on a business combination when it is submitted to shareholders. You will also retain your right to redeem the public shares then held by you upon consummation of such business combination, subject to any limitations set forth in the MAA, as amended.

Q:	What happens if the NTA Requirement Amendment Proposal is not approved?

A:

Since the Company will offer to its public shareholders the opportunity to redeem its public shares in connection with the business combination, if the NTA Requirement Amendment Proposal is not approved, then the Company would not be able to consummate the business combination, if the redemption would cause the Company to have net tangible assets of less than $5,000,001, regardless of whether the Company’s shareholders approve the business combination.

Q:	When and where will the Extraordinary Meeting be held?

A:

The Extraordinary Meeting will be held at 9:00 p.m. Eastern Time, on June 24, 2024, at the offices of Robinson & Cole LLP, 666 Third Avenue, 20th Floor, New York, NY 10017, and virtually via teleconference using the dial-in information: +1 813-308-9980 (Access Code: 173547), or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Shareholders may attend the Extraordinary Meeting in person and you are also encouraged to attend the Extraordinary Meeting virtually at your convenience.

Q:	How do I vote?

A:

If you are a holder of record of Company’s Ordinary Shares, including those shares held as a constituent part of our Public Units and Private Units, you may vote either in person (including virtually) at the Extraordinary Meeting or by submitting a proxy for the Extraordinary Meeting. Whether or not you plan to attend the Extraordinary Meeting, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary Meeting and vote in person (including virtually) if you have already voted by proxy.

If your shares, including those shares held as a constituent part of our Public Units and Private Units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary Meeting. However, since you are not the shareholder of record, you may not vote your shares in person (including virtually) at the Extraordinary Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:	May I change my vote after I have mailed my signed proxy card?

A:

Yes. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Advantage Proxy, Inc., our proxy solicitor, prior to the date of the Extraordinary Meeting or by voting in person (including virtually) at the Extraordinary Meeting. Attendance at the Extraordinary Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to: Advantage Proxy, Inc., P.O. Box 13581, Des Moines, WA 98198.

If your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting instruction form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Extraordinary Meeting and vote at the Extraordinary Meeting, you must bring to the Extraordinary Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Q:	How are votes counted?

A:	Votes will be counted by the inspector of election appointed for the Extraordinary Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes.

21

The approval of each of the MAA Amendment Proposal and the NTA Requirement Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of shareholders holding at least two-thirds (2/3) of the Company’s Ordinary Shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is presented. The approval of the Trust Amendment Proposal requires the affirmative vote of at least a majority of the issued and outstanding Ordinary Shares of the Company. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Extension Proposals or the NTA Requirement Amendment Proposal.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s Ordinary Shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Q:	If my shares are held in “street name,” will my broker automatically vote them for me?

A:

No. Under the rules governing banks and brokers who submit a proxy card with respect to shares held in street name, such banks and brokers have the discretion to vote on routine matters, but not on non- routine matters. It is expected that all proposals to be voted on at the Extraordinary Meeting will be treated as “non-routine” matters and therefore, we do not expect there to be any broker non-votes at the Extraordinary Meeting.

Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your bank, broker or other nominee to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q:	Who can vote at the Extraordinary Meeting?

A:

Only holders of record of the Company’s Ordinary Shares, including those shares held as a constituent part of our Public Units and Private Units, at the close of business on May 23, 2024, are entitled to have their vote counted at the Extraordinary Meeting and any adjournments or postponements thereof. As of the Record Date, there were 7,761,807 issued and outstanding Ordinary Shares, including 5,750,000 public shares included in the Public Units, 1,437,500 Founder Shares, 424,307 Ordinary Shares included in the Private Units and 150,000 Representative Shares. The Insiders own approximately 23.99% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum.

Shareholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with the Company’s transfer agent, then you are a shareholder of record. As a shareholder of record, you may vote in person (including virtually) at the Extraordinary Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary Meeting in person (including virtually), the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares or units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary Meeting in person (including virtually). However, since you are not the shareholder of record, you may not vote your shares in person (including virtually) at the Extraordinary Meeting unless you request and obtain a valid proxy from your broker or other agent.

22

Q:	What interests do the Company’s Insiders have in the approval of the Extension Proposals?

A:

Aside from their interests as shareholders, the Insiders have interests that differ from the interests of other shareholders generally. For more details, see the sections entitled “Proposal No. 1 — The MAA Amendment Proposal — Interests of the Insiders,” “Proposal No. 2 — The Trust Amendment Proposal — Interests of the Insiders,” “Proposal No. 3 — The NTA Requirement Amendment Proposal — Interests of the Insiders,” and “Beneficial Ownership of Securities” of this proxy statement.

Q:	What if I object to the MAA Amendment Proposal, the Trust Amendment Proposal the NTA Requirement Amendment Proposal, and/or the Adjournment Proposal? Do I have appraisal rights?

A:

Shareholders do not have appraisal rights in connection with either the MAA Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal or, if presented, the Adjournment Proposal under Cayman Islands law.

Q:	What happens to the Company’s Warrants if one of the Extension Proposals is not approved?

A:

If any of the Extension Proposals is not approved and the Company has not consummated an initial business combination before June 30, 2024 (or up to December 30, 2024, if extended), the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company's remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company's obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants or rights, which will expire worthless in the event the Company winds up.

Q:	How are the funds in the Trust Account currently being held?

A:

The funds in the Trust Account are currently invested only in U.S. government treasury obligations with a maturity of 185 days or less or in certain money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”) which invest only in direct U.S. government treasury obligations. The Company’s registration statement on Form S-1 in connection with the IPO (File No. 333-272605) was declared effective by the U.S. Securities and Exchange commission on June 27, 2023 and the Company completed its IPO on June 30, 2023. Since the Company is a blank check company, the efforts of its management since the completion of its IPO have been focused on searching for a target business with which to consummate a business combination. On January 9, 2024, the Company entered into an LOI with Global IBO, which outlines the general terms and conditions of a potential business combination involving Global IBO and its subsidiaries.  The LOI is on a non-binding basis and no agreement providing for any Proposed Transaction or any other transaction or the participation by either party therein will be deemed to exist unless and until definitive agreements have been executed. As of the date hereof, the Company has not entered into any definitive agreements, for the purpose of effecting into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other matters, to the circumstances in which special purpose acquisition companies (“SPACs”) such as us could potentially be subjected to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require the company to file a Current Report on Form 8-K with the SEC announcing that it has entered into an agreement with the target company (or companies) to engage in an initial business combination no later than 18 months after the effective date of its registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

23

On January 24, 2024, the SEC adopted the final rules (the “SPAC Final Rules”), relating to, among the others, the extent to which SPACs could become subject to regulation under the Investment Company Act. The SPAC Final Rules provide that whether a SPAC is an investment company subject to the Investment Company Act is based on particular facts and circumstances. A specific duration period of a SPAC is not the sole determinant, but one of the long-standing factors to consider in determination of a SPAC’s status under the Investment Company Act. A SPAC could be deemed as an investment company at any stage of its operation. The determination of a SPAC’s status as an investment company includes analysis of a SPAC’s activities, depending upon the facts and circumstances, including but not limited to, the nature of SPAC assets and income, the activities of a SPAC’s officers, directors and employees, the duration of a SPAC, the manner a SPAC holding itself out to investors, and the merging with an investment company. The SPAC Final Rules will become effective on July 1, 2024.

Since the consummation of its IPO, the Company has deposited the proceeds of its IPO and sales of Private Units in connection with the IPO (including proceeds of the full exercise of over-allotment options and the sales of Private Units in connection with such exercise), net of certain expenses and working capital, into the Trust Account to invest in U.S. government securities with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. As a result, it is possible that a claim could be made that the Company has been operating as an unregistered investment company. If the Company was deemed to be an investment company for purposes of the Investment Company Act, it might be forced to abandon its efforts to complete an initial business combination and instead be required to liquidate. If the Company is required to liquidate, its investors would not be able to realize the benefits of owning stock in a successor operating business, such as any appreciation in the value of the Company’s securities following such a transaction, the Company’s warrants and rights would expire worthless and Ordinary Shares would have no value apart from their pro rata entitlement to the funds then-remaining in the Trust Account.

If we are deemed to be an investment company for purposes of the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to additional burdensome regulatory requirements and expenses for which we have not allotted funds. As a result, unless the Company is able to modify its activities so that we would not be deemed an investment company under the Investment Company Act, we may abandon our efforts to consummate a business combination and instead liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares or investing in a successor operating business, including the potential appreciation in the value of our units, shares, warrants and rights following such a transaction, and our warrants and rights would expire worthless.

The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, there is a greater risk that the Company may be considered an unregistered investment company, in which case the Company may be required to liquidate.

Q:	How do I redeem my public shares?

A:

If the MAA Amendment Proposal or the NTA Requirement Amendment Proposal is approved, or the MAA Amendment or the NTA Requirement Amendment is implemented, each public shareholder may seek to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding public shares. You will also be able to redeem your public shares in connection with any shareholder vote to approve a business combination, or if the Company has not consummated a business combination within the Prescribed Timeline.

24

Pursuant to our MAA, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s shares for cash if the MAA Amendment Proposal or the NTA Requirement Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(1)

(a) hold public shares or (b) hold public shares through Public Units and you elect to separate your units into the underlying warrants and rights prior to exercising your redemption rights with respect to the public shares; and

(2)

prior to the scheduled vote at the Extraordinary Meeting, (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team (email: spacredemptions@continentalstock.com), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares, warrants and rights prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares regardless of whether they vote “FOR” or “AGAINST,” or abstain from voting on, the MAA Amendment Proposal and the NTA Requirement Amendment Proposal and regardless of whether they hold public shares on the Record Date.

If you hold your shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to the scheduled vote at the Extraordinary Meeting. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the date of implementation of the MAA Amendment.

Through DTC’s DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Tendering or delivering share certificates physically (if any) may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced redemption process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders that request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

25

Share certificates that have not been tendered or delivered in accordance with these procedures prior to the vote on the MAA Amendment Proposal or the NTA Requirement Amendment Proposal will not be redeemed for cash held in the Trust Account. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender immediately prior to the scheduled vote at the Extraordinary Meeting. If you delivered your share certificate(s) (if applicable) for redemption to our transfer agent and decide prior to the vote at the Extraordinary Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. For additional information, see “How do I make a redemption withdrawal with respect to my public shares?” In the event that a public shareholder tenders shares and any of the Extension Proposals and NTA Requirement Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that any of the Extension Proposals and the NTA Requirement Amendment Proposal will not be approved. The Company anticipates that a public shareholder that tenders shares for redemption in connection with the vote to approve the MAA Amendment Proposal and the NTA Requirement Amendment Proposal would receive payment of the redemption price for such shares as soon as practical after the completion of the MAA Amendment. The transfer agent will hold the certificates of public shareholders that make the Redemption Election until such shares are redeemed for cash or returned to such shareholders.

Q:	If I vote for or against the MAA Amendment Proposal, the Trust Amendment Proposal or the NTA Requirement Amendment Proposal, can I request that my public shares be redeemed?

A:

Yes. Whether you vote “FOR” or “AGAINST” the MAA Amendment Proposal, the Trust Amendment Proposal or the NTA Requirement Amendment Proposal, or do not vote at all, you may elect to redeem your public shares, provided that the MAA Amendment is approved and implemented. You will need to submit a redemption request for your public shares if you choose to redeem. Please see the question “How do I redeem my public shares?” above for further information on how to exercise redemption rights.

Q:	If I am a unit holder, can I exercise redemption rights with respect to my units?

A:	No. Holders of outstanding units must separate the underlying public shares, warrants and rights prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to our transfer agent with written instructions to separate such units into public shares, warrants and rights. This must be completed far enough in advance to permit the mailing of the public share certificates back to you (if applicable) so that you may then exercise your redemption rights upon the separation of the public shares from the units. See “How do I redeem my public shares?” above.

Q:	How do I make a redemption withdrawal with respect to my public shares?

A:

The Board may elect to postpone the Extraordinary Meeting in its sole discretion up to and until the time of the Extraordinary Meeting, pursuant to Article 21.9 of the MAA. Assuming the Extension Proposals are approved but the NTA Requirement Amendment Proposal is not, the redemption of public shares pursuant to the Redemption Elections will be subject to the Redemption Limitation (as defined in the MAA), such that in no event will the Company redeem public shares pursuant to the Redemption Elections (after taking into account any withdrawal redemption) if such redemption would cause the Company to have less than $5,000,001 of net tangible assets following such redemptions. However, if both the Extension Proposals and the NTA Requirement Amendment Proposal are approved, the redemption of public shares pursuant to the Redemption Elections will NOT be subject to the Redemption Limitation. If you deliver your shares for Redemption Election to the transfer agent and later decide not to elect redemption, you may request before the Redemption Withdrawal Deadline that the Company instruct the transfer agent to return the shares (physically or electronically). We will be required to honor such request only if made prior to the Redemption Withdrawal Deadline. After this time, a request for Redemption Election may not be withdrawn unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part).

26

Before the scheduled vote at the Extraordinary Meeting, a public shareholder that desires to withdraw its Redemption Election may effectuate a redemption withdrawal. In order to effectuate a redemption withdrawal, you must request that our transfer agent return the shares (physically or electronically) as soon as possible after the deadline to make a Redemption Election. Such written request shall include your legal name, phone number and address of the beneficial owner of the shares for which reversal is requested. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to request reversal of the tender from the transfer agent.

Q:	What should I do if I receive more than one set of voting materials?

A:

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Ordinary Shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Extraordinary Meeting?

A:

The Company will pay the cost of soliciting proxies for the Extraordinary Meeting. The Company has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Extraordinary Meeting. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners. The directors, officer and employees of the Company may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:	Where do I find the voting results of the Extraordinary Meeting?

A:

We will announce preliminary voting results at the Extraordinary Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Extraordinary Meeting.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact the Company’s proxy solicitor at:

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Attn: Karen Smith

Toll Free: (877) 870-8565

Collect: (206) 870-8565

Email: ksmith@advantageproxy.com

27

If you are a public shareholder and you intend to seek redemption of your shares, you will need to deliver your Ordinary Shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to the transfer agent at the address below prior to the scheduled vote at the Extraordinary Meeting. If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company

1 State Street 30th Floor

New York, New York 10004

Email: spacredemption@continentalstock.com

You may also contact the Company at:

Bukit Jalil Global Acquisition 1 Ltd.

31-1 Taman Miharja Phase 3B, Jalan 3/93, 2 ½ Miles, Cheras

Kuala Lumpur, Malaysia 55200

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

28

Risk Factors

You should consider carefully all of the risks described in the IPO Prospectus filed with the SEC on June 27, 2023, the Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC on February 13, 2023 and the Quarterly Reports on Form 10-Q, and in other reports we file with the SEC before making a decision with respect to our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the MAA Amendment will enable us to complete an initial business combination.

Approving the MAA Amendment involves a number of risks. Even if the MAA Amendment is approved, the Company can provide no assurances that an initial business combination will be consummated by June 30, 2025. Our ability to consummate any initial business combination is dependent on a variety of factors, many of which are beyond our control. If the MAA Amendment is approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all, and, assuming the Extension Proposals are approved but the NTA Requirement Amendment Proposal is not, in no event will the Company redeem public shares pursuant to the Redemption Elections (after taking into account any redemption withdrawal) if such redemption would cause the Company to have less than $5,000,001 of net tangible assets following such redemptions. However, if both the Extension Proposals and the NTA Requirement Amendment Proposal are approved, the redemption of public shares pursuant to the Redemption Elections will NOT be subject to the Redemption Limitation. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our securities on the open market. The price of our securities may be volatile, and there can be no assurance that shareholders will be able to dispose of our securities at favorable prices, or at all.

If the NTA Requirement Amendment Proposal is not approved, the ability of the Company’s public shareholders to redeem their shares for cash could cause the Company’s net tangible assets to be less than $5,000,001, which would prevent the Company from consummating a business combination.

The Current MAA of the Company prevents it from consummating any business combination unless it has net tangible assets of at least $5,000,001 upon consummation of the business combination. The purpose of this provision in the Current MAA was to ensure that, in connection with its initial business combination, the Company would continue, as it has since the IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) of the Exchange Act (the “NTA Rule”). The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and the Company believes that it may rely on another exclusion, which relates to it being listed on the Nasdaq Capital Market (Rule 3a51-1(a)(2) of the Exchange Act) (the “Exchange Rule”). Therefore, the Company intends to rely on the Exchange Rule to not be deemed a “penny stock” issuer. the Company is proposing to amend the Current MAA to add an additional basis on which the Company may rely, as it has since the IPO, to be not subject to the “penny stock” rules of the SEC. See “Proposal 3: The NTA Requirement Amendment Proposal.”

The ability of the Company’s public shares to redeem their shares for cash could cause the Company’s net tangible assets to be less than $5,000,001. If the NTA Requirement Amendment Proposal is not approved by the Company’s shareholders, the ability of the Company’s public shareholders to redeem their shares for cash could cause the Company’s net tangible assets to be less than $5,000,001, which would prevent the Company from consummating a business combination.

29

If the NTA Requirement Amendment Proposal is approved, the Company’s failure to meet the initial listing requirements of Nasdaq could result in an inability of the combined entity post the business combination (the “PubCo”) to list its ordinary shares (the “PubCo Shares”) on Nasdaq and require the PubCo to comply with the “penny stock” rules of the SEC and could affect its cash position following the business combination.

The Current MAA of the Company provides that the Company will not consummate any business combination unless it has net tangible assets of at least $5,000,001 upon consummation of such business combination. The purpose of this provision was to ensure that, in connection with its initial business combination, the Company would continue, as it has since the IPO, to not be subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act, because the Company complied with an exclusion to the “penny stock” rules for companies that have net tangible assets of at least $5,000,001. However, the Company believes that it may rely on another exclusion from the “penny stock” rules of the SEC, which relates to it being listed on the Nasdaq Capital Market. If the NTA Requirement Amendment Proposal is approved, the Company’s failure to meet the initial listing requirements of Nasdaq could result in an inability of the PubCo to list the PubCo Shares on Nasdaq and the obligation to comply with the penny stock trading rules. See “Proposal 3: The NTA Requirement Amendment Proposal.”

If the PubCo is not able to list the PubCo Shares on Nasdaq, the PubCo Shares would likely then trade only in the over-the-counter market and the market liquidity of the PubCo Shares could be adversely affected and its market price could decrease. If the PubCo Shares were to trade on the over-the-counter market, selling the PubCo Shares could be more difficult because smaller quantities of shares would likely be bought and sold, transactions could be delayed, and the PubCo could face significant material adverse consequences, including: a limited availability of market quotations for the PubCo’s securities; reduced liquidity with respect to the PubCo’s securities; a determination that the PubCo Shares are “penny stock,” which will require brokers trading in the PubCo’s securities to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for the PubCo’s securities; a reduced amount of news and analyst coverage for the PubCo; and a decreased ability to issue additional securities or obtain additional financing in the future. These factors could result in lower prices and larger spreads in the bid and ask prices for the PubCo Shares and would substantially impair the PubCo’s ability to raise additional funds and could result in a loss of institutional investor interest and fewer development opportunities for the PubCo.

Moreover, if the NTA Requirement Amendment Proposal is approved, there can be no guarantee that the PubCo will have net tangible assets of at least $5,000,001 immediately following the closing of a business combination.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate a business combination and liquidate the Company.

On January 24, 2024, the SEC adopted the SPAC Final Rules, relating to, among the others, the extent to which SPACs could become subject to regulation under the Investment Company Act. The SPAC Final Rules provide that whether a SPAC is an investment company subject to the Investment Company Act is based on particular facts and circumstances. A specific duration period of a SPAC is not the sole determinant, but one of the long-standing factors to consider in determination of a SPAC’s status under the Investment Company Act. A SPAC could be deemed as an investment company at any stage of its operation. The determination of a SPAC’s status as an investment company includes analysis of a SPAC’s activities, depending upon the facts and circumstances, including but not limited to, the nature of SPAC assets and income, the activities of a SPAC’s officers, directors and employees, the duration of a SPAC, the manner a SPAC holding itself out to investors, and the merging with an investment company. The SPAC Final Rules will become effective on July 1, 2024.

30

Since the consummation of its IPO, the Company has deposited the proceeds of its IPO and sales of Private Units in connection with the IPO (including proceeds of the full exercise of over-allotment options and the sales of Private Units in connection with such exercise), net of certain expenses and working capital, into the Trust Account to invest in U.S. government securities with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. As a result, it is possible that a claim could be made that the Company has been operating as an unregistered investment company. If the Company was deemed to be an investment company for purposes of the Investment Company Act, it might be forced to abandon its efforts to complete an initial business combination and instead be required to liquidate. If the Company is required to liquidate, its investors would not be able to realize the benefits of owning stock in a successor operating business, such as any appreciation in the value of the Company’s securities following such a transaction, the Company’s warrants and rights would expire worthless and Ordinary Shares would have no value apart from their pro rata entitlement to the funds then-remaining in the Trust Account.

If we are deemed to be an investment company for purposes of the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to additional burdensome regulatory requirements and expenses for which we have not allotted funds. As a result, unless the Company is able to modify its activities so that we would not be deemed an investment company under the Investment Company Act, we may abandon our efforts to consummate a business combination and instead liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares or investing in a successor operating business, including the potential appreciation in the value of our units, shares, warrants and rights following such a transaction, and our warrants and rights would expire worthless.

The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, there is a greater risk that the Company may be considered an unregistered investment company, in which case the Company may be required to liquidate.

31

BACKGROUND

Overview

We are a blank check company formed under the laws of Cayman Island on September 15, 2022, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses. We intend to effectuate our business combination using cash derived from the proceeds of the initial public offering (the “IPO”), our securities, debt or a combination of cash, securities and debt, in effecting a business combination. Our efforts to identify a prospective target business will not be limited to a particular industry or geographic location.

We presently have no revenue, have had losses since inception from incurring formation and operating costs and have had no operations other than identifying and evaluating suitable acquisition transaction candidates. We have relied upon the working capital available to us following the consummation of the IPO and the Private Placement (as defined below) to fund our operations, as well as the funds loaned by the Sponsor (as defined below), our officers, directors or their affiliates. We expect to continue to incur significant costs in the pursuit of our acquisition plans. We cannot assure you that our plans to raise capital or to complete our initial business combination will be successful.

On June 30, 2023, we consummated the IPO of 5,750,000 units (including 750,000 units issued upon the full exercise of the over-allotment option, the “Public Units”). Each Public Unit consists of one ordinary share, $0.0001 par value per share (the “Ordinary Shares”), one-half of one redeemable warrant (the “Warrant”), each whole Warrant entitling the holder thereof to purchase one Ordinary Share at an exercise price of $11.50 per share, and one right (the “Right”), each one Right entitling the holder thereof to exchange for one-tenth of one Ordinary Share upon the completion of our initial business combination. The Public Units were sold at an offering price of $10.00 per Public Unit, generating gross proceeds of $57,500,000.

On June 30, 2023, substantially concurrently with the closing of the IPO, we completed the private sale (the “Private Placement”) of 424,307 units (the “Private Units”) to the Company’s sponsor, Bukit Jalil Global Investment Ltd. (the “Sponsor”), at a purchase price of $10.00 per Private Unit, generating gross proceeds to the Company of $4,243,070.

The proceeds of $58,362,500 ($10.15 per Public Unit) in the aggregate from the IPO and the Private Placement, were placed in a trust account (the “Trust Account”) established for the benefit of the Company’s public shareholders and the underwriters of the IPO with Continental Stock Transfer & Trust Company acting as trustee.

Commencing on or about August 21, 2023, the holders of the Company’s Public Units may elect to separately trade the Ordinary Shares, Warrants, and Rights included in its Public Units. The Ordinary Shares, Warrants, and Rights  are traded on the Nasdaq Capital Market (“Nasdaq”) under the symbols “BUJA,” “BUJAW,” and “BUJAR”, respectively. Units not separated will continue to trade on Nasdaq under the symbol “BUJAU.”

On January 9, 2024, the Company entered into a non-binding letter of intent (the “LOI”) with Global IBO Group Ltd (“Global IBO”), which outlines the general terms and conditions of a potential business combination involving Global IBO and its subsidiaries (the “Proposed Transaction”).

The LOI is on a non-binding basis and no agreement providing for any Proposed Transaction or any other transaction or the participation by either party therein will be deemed to exist unless and until definitive agreements have been executed. As of the date hereof, the Company has not entered into any definitive agreements, for the purpose of effecting into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities.

We currently have until June 30, 2024 to consummate our  initial business combination, provided however that if we anticipate that we may not be able to consummate our initial business combination before June 30, 2024, the Company may, but are not obligated to, extend the period of time to consummate a business combination two times by additional three months (up to December 30, 2024 to complete a business combination), provided that the Sponsor or its designee must deposit into the Trust Account $575,000 for one Original Monthly Extension, on or prior to the date of the applicable deadline.

In the event that the Company does not consummate its initial business combination before June 30, 2024 (or up to December 30, 2024, if extended), such failure shall trigger an Automatic Redemption Event and the directors of the Company shall take all such action necessary to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company's remaining shareholders and the board of directors of the Company (the “Board), liquidate and dissolve, subject in each case to the Company's obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

32

Enforceability of Civil Liability

Our management including our officers and directors are all located in Malaysia. Further, there is uncertainty if any officers and directors of the post-combination entity will be located outside the Unites States. As a result, it may be difficult, or in some cases not possible, for investors in the United States to enforce their legal rights, to effect service of process upon those officers and directors (prior to or after the business combination) located outside the United States, to enforce judgments of United States courts predicated upon civil liabilities and criminal penalties on them under United States securities laws. In particular, there are currently no statutes, treaties, or other forms of reciprocity between the United States and Malaysia providing for the mutual recognition and enforcement of court judgments. Under Malaysian laws, a foreign judgment cannot be directly or summarily enforced in Malaysia. The judgment must first be recognized by a Malaysian court either under applicable Malaysian laws or in accordance with common law principles. For Malaysian courts to accept the jurisdiction for recognition of a foreign judgment, the foreign country where the judgment is made must be a reciprocating country expressly specified and listed in the Reciprocal Enforcement of Judgments Act 1958, Maintenance Orders (Facilities for Enforcement) Act 1949 or Probate and Administration Act 1959. As the United States is not one of the countries specified under the statutory regime where a foreign judgment can be recognized and enforced in Malaysia, a judgment obtained in the United States must be enforced by commencing fresh proceedings in a Malaysian court. The requirements for a foreign judgment to be recognized and enforceable in Malaysia are: (i) the judgment must be a monetary judgment; (ii) the foreign court must have had jurisdiction accepted by a Malaysian court; (iii) the judgment was not obtained by fraud; (iv) the enforcement of the judgment must not contravene public policy in Malaysia; (v) the proceedings in which the judgment was obtained were not opposed to natural justice, and (vi) the judgment must be final and conclusive.

U.S. Foreign Investment Regulations

As of the Record Date the Sponsor owned approximately 23.69% of our issued and outstanding. Ms. Chyi Chyi Ooi, who is not a U.S person, is the sole director and the sole member of the Sponsor and as such is deemed to have sole voting and investment discretion with respect to our shares held by the Sponsor. Controlling or non-controlling investments in U.S. businesses that produce, design, test, manufacture, fabricate or develop one or more critical technologies in one of 27 identified industries – including aviation, defense, semiconductors, telecommunications and biotechnology – are subject to a mandatory filing with the Committee on Foreign Investment in the U.S. (“CFIUS”). In addition, CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Because we may be considered a “foreign person” under such rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security, we could be subject to such foreign ownership restrictions and/or CFIUS review, or ultimately prohibited. The scope of CFIUS was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within the scope of foreign ownership restrictions, we may be unable to consummate a business combination with such business. In addition, if our potential business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. The foreign ownership limitations, and the potential impact of CFIUS, may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination our failure to obtain any required approvals within the requisite time period or a decision to prohibit an initial business combination may require us to liquidate. If we liquidate, our public shareholders may only receive $10.15 per share initially, and our warrants and rights will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

33

Extraordinary General Meeting of Shareholders

This proxy statement is being provided to BUJA shareholders as part of a solicitation of proxies by the Board for use at the Extraordinary Meeting to be held on June 24, 2024, and at any adjournment thereof. This proxy statement contains important information regarding the Extraordinary Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about June 10, 2024 to all shareholders of record of the Company as of the close of business on May 23, 2024, the Record Date for the Extraordinary Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Extraordinary Meeting.

Date, Time, Place and Purpose of the Extraordinary Meeting

The Extraordinary Meeting will be held at 9:00 p.m. Eastern Time, on June 24, 2024. For the purposes of Cayman Islands law and the MAA, the physical location of the Extraordinary Meeting shall be at the offices of Robinson & Cole LLP, 666 Third Avenue, 20th Floor, New York, NY 10017, and virtually via teleconference using the dial-in information: +1 813-308-9980 (Access Code: 173547). At the Extraordinary Meeting, the shareholders will consider and vote upon the following proposals.

1.

Proposal No. 1 – MAA Amendment Proposal - A proposal by special resolution, to amend Articles 48.7 and 48.8 of the Current MAA, in accordance with the form set forth in Annex A to the accompanying proxy statement, to allow the Company to extend the date by which the Company has to consummate a business combination to June 30, 2025. The full wording of the special resolution to approve the MAA Amendment Proposal is set out in Annex A to the accompanying proxy statement;

2.

Proposal No. 2 – Trust Amendment Proposal – A proposal to approve by the affirmative vote of at least a majority of the issued and outstanding Ordinary Shares of the Company, an amendment of the Trust Agreement, substantively in the form set forth in Annex B to the accompanying proxy statement, by and between the Company and Continental Stock Transfer & Trust Company, to reflect the MAA Amendment;

3.

Proposal No. 3 – NTA Requirement Amendment Proposal - A proposal by special resolution, to amend Articles 48.2, 48.4, 48.5 and 48.8 of the Current MAA, in accordance with the form set forth in Annex C to the accompanying proxy statement, to eliminate the limitation that the Company may not redeem the Company’s public shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions. The full wording of the special resolution to approve the NTA Requirement Amendment Proposal is set out in Annex C to the accompanying proxy statement; and

4.

Proposal No. 4 – Adjournment Proposal – A proposal by ordinary resolution, to approve the adjournment of the Extraordinary Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Proposals and/or the NTA Requirement Amendment Proposal, or if we determine that additional time is necessary to effectuate the MAA Amendment and/or the NTA Requirement Amendment. The Adjournment Proposal will only be presented at the Extraordinary Meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Extension Proposals or the NTA Requirement Amendment Proposal.

Each of the MAA Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The NTA Requirement Amendment Proposal is conditioned on the approval of the Extension Proposals, but each of the MAA Amendment Proposal and the Trust Amendment Proposal is not conditioned on the approval of the NTA Requirement Amendment Proposal. The Adjournment Proposal is not conditioned upon the approval of any other proposal. If the MAA Amendment Proposal, the Trust Amendment Proposal and the NTA Requirement Amendment Proposal are approved at the Extraordinary Meeting, the Adjournment Proposal will not be presented.

34

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Extraordinary Meeting if you owned our Ordinary Shares, including as a constituent part of our Public Units and Private Units, at the close of business on May 23, 2024, the Record Date for the Extraordinary Meeting. You will have one vote per share for each Ordinary Share you owned at that time. Our Warrants and Rights do not carry voting rights.

As of the Record Date, there were 7,761,807 issued and outstanding Ordinary Shares, including 5,750,000 public shares included in the Public Units, 1,437,500 Founder Shares, 424,307 Ordinary Shares included in the Private Units and 150,000 Representative Shares.

Votes Required

Approval of each of the MAA Amendment Proposal and the NTA Requirement Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of shareholders holding at least two-thirds (2/3) of the Company’s Ordinary Shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present.

Approval of the Trust Amendment Proposal requires the affirmative vote of at least a majority of the issued and outstanding Ordinary Shares of the Company.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s Ordinary Shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present.

Abstentions will be counted in connection with the determination of whether a valid quorum is established for the Extraordinary Meeting but will have no effect on the outcome of the Extension Proposals or the NTA Requirement Amendment Proposal.

If you do not want any of the MAA Amendment Proposal and the Trust Amendment Proposal to be approved, you must vote against the Extension Proposals. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Extension Proposals.

If you do not want the NTA Requirement Amendment Proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the NTA Requirement Amendment Proposal.

The Company anticipates that a public shareholder that tenders shares for redemption in connection with the vote to approve the MAA Amendment Proposal and the NTA Requirement Amendment Proposal would receive payment of the redemption price for such shares as soon as practical after the completion of the MAA Amendment.

If you do not want the Adjournment Proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Voting

You can vote your shares at the Extraordinary Meeting in person, by proxy, or virtually.

You can vote by proxy by having one or more individuals who will be at the Extraordinary Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your vote at the Extraordinary Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (a) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (b) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

35

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Seck Chyn “Neil” Foo, our Chief Executive Officer, Chief Financial Officer, Chairman of the Board and director, to act as your proxy at the Extraordinary Meeting. Your proxy will then vote your shares at the Extraordinary Meeting in accordance with the instructions you have given in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the Extraordinary Meeting.

Alternatively, you can vote your shares in person by attending the Extraordinary Meeting (including virtually).

A special note for those who plan to attend the Extraordinary Meeting and vote (including virtually): If your shares or units are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the Extraordinary Meeting unless you obtain a legal proxy from the record holder of your shares.

The Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Extraordinary Meeting in the manner you direct. You may vote for or against any proposal or you may abstain from voting. All valid proxies received prior to the Extraordinary Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made.

We believe that all of the proposals to be voted on at the Extraordinary Meeting will be considered non-routine matters. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote the shares you beneficially own on any of the proposals to be voted on at the Extraordinary Meeting without your instruction. Because all of the proposals to be voted on at the Extraordinary Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so the Company does not expect there to be any broker non-votes at the Extraordinary Meeting.

Shareholders that have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Advantage Proxy, Inc., at P.O. Box 13581, Des Moines, WA 98198, telephone number: (877) 870-8565, email: ksmith@advantageproxy.com.

Shareholders that hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Extraordinary Meeting.

Revocability of Proxies

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Advantage Proxy, Inc., our proxy solicitor, prior to the date of the Extraordinary Meeting or by voting in person at the Extraordinary Meeting (including virtually). Attendance at the Extraordinary Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to: Advantage Proxy, Inc., P.O. Box 13581, Des Moines, WA 98198.

Simply attending the Extraordinary Meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

36

Attendance at the Extraordinary Meeting

Only holders of Ordinary Shares, their proxy holders and guests the Company may invite may attend the Extraordinary Meeting. If you wish to attend the Extraordinary Meeting but you hold your shares or units through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must bring a legal proxy from the broker to the Extraordinary Meeting, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by the Board on the proposals being presented to the shareholders at the Extraordinary Meeting. The Company has agreed to pay Advantage Proxy, Inc. a fee of $8,500 plus associated disbursements. The Company will also reimburse Advantage Proxy, Inc. for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Advantage Proxy, Inc. at:

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Attn: Karen Smith

Toll Free: (877) 870-8565

Collect: (206) 870-8565

Email: ksmith@advantageproxy.com

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Extraordinary Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own Ordinary Shares listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our issued and outstanding Ordinary Shares is deemed necessary, the Company (through our directors and executive officers) anticipates making such solicitation directly.

Redemption Rights

In connection with the MAA Amendment Proposal and the NTA Requirement Amendment Proposal, public shareholders may elect to redeem all or a portion of their public shares, for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding public shares. If the Extension Proposals are approved, public shareholders that do not redeem their public shares now, or that redeem their public shares but withdraw such redemption, subject to the Board’s determination to permit such withdrawal, will retain their redemption rights and their ability to vote on a business combination through June 30, 2025, or if the Company has not consummated a business combination by the applicable Prescribed Timeline. See “Proposal No. 1 — The MAA Amendment Proposal — Redemption Rights.”

37

No Right of Appraisal

The Company’s shareholders do not have appraisal rights under the Companies Act (As Revised) of the Cayman Islands in connection with the proposals to be voted on at the Extraordinary Meeting. Accordingly, our shareholders have no right to dissent and obtain payment for their shares.

Other Business

The Company is not currently aware of any business to be acted upon at the Extraordinary Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Extraordinary Meeting of Shareholders and with respect to any other matters which may properly come before the Extraordinary Meeting. If other matters do properly come before the Extraordinary Meeting, or at any adjournment(s) of the Extraordinary Meeting, the Company expects that the Ordinary Shares represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of the Board.

Principal Executive Offices

Our principal executive offices are located at 31-1 Taman Miharja Phase 3B, Jalan 3/93, 2 ½ Miles, Cheras Kuala Lumpur, Malaysia 55200. Our telephone number at such address is +603-91339688.

38

PROPOSAL NO. 1 — THE MAA AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its Current MAA to allow the Company to extend the date by which the Company has to consummate a business combination to June 30, 2025, without the deposit of any amounts to the Trust Account for such extension, and the holders of the Remaining Shares are entitled to receive the Dividend Shares as provided herein.

On the Record Date, the redemption price per share was approximately $10.61 (which is expected to be the same approximate amount immediately prior to the Extraordinary Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $61.1 million as of the Record Date, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 interest to pay dissolution expenses), divided by the total number of then outstanding public shares. The closing price of the Ordinary Shares on Nasdaq on the Record Date was $10.59. Accordingly, if the market price of the Ordinary Shares were to remain the same until the date of the Extraordinary Meeting, exercising redemption rights would result in a Public Shareholder receiving approximately $0.02 more per share than if the shares were sold in the open market (based on the estimated per share redemption price as of the Record Date). We cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such shareholders wish to sell their shares.

Reasons for the MAA Amendment Proposal

We are a blank check company formed under the laws of Cayman Island on September 15, 2022, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses. We intend to effectuate our business combination using cash derived from the proceeds of the IPO, our securities, debt or a combination of cash, securities and debt, in effecting a business combination. Our efforts to identify a prospective target business will not be limited to a particular industry or geographic location.

The Company’s IPO Prospectus and the MAA currently provides that, the Company had until June 30, 2024 to consummate its initial business combination, provided however that if we anticipate that we may not be able to consummate its initial business combination before June 30, 2024, the Company may, but are not obligated to, extend the period of time to consummate a business combination two times by additional three month each time (for a total of up to December 30, 2024 to complete a business combination), provided that the Sponsor and/or its designee must deposit into the Trust Account for each Original Monthly Extension, $575,000, up to an aggregate of $1,150,000, on or prior to the date of the applicable deadline. In the event that the Company does not consummate its initial business combination before June 30, 2024 (or up to December 30, 2024, if extended), such failure shall trigger an Automatic Redemption Event and the directors of the Company shall take all such action necessary to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company's remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company's obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. In the event of an Automatic Redemption Event, only the holders of public shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their public shares. Further, the IPO Prospectus and the MAA provide that the Company may amend the Prescribed Timeline by special resolution provided that the holders of the public shares are provided with the opportunity to redeem their public shares upon the approval of any such amendment.

39

The Board currently believes that there will not be sufficient time before June 30, 2024 (or up to December 30, if extended) for the Company to complete its initial business combination.

Given the time that the Company may need to complete its initial business combination and the costs for extensions, the Board has determined that it is in the best interests of the Company’s shareholders to approve the MAA Amendment Proposal and the Trust Amendment Proposal, pursuant to which, once approved, the Company will have until June 30, 2025 to consummate its initial business combination without the deposit of any amounts to the Trust Account.

For the Company’s public shares that are not redeemed by the Company’s shareholders in connection with the Extension Proposals, the Company will issue, as dividend shares, to the holders of the Remaining Shares (as a group) as of 9:00 p.m. Eastern Time of the date of the Extraordinary Meeting, an aggregate of approximately 510,000 ordinary shares of the Company (collectively, the “Dividend Shares,” each, a “Dividend Share”) upon the closing of the Company’s business combination. Each holder of the Remaining Shares is entitled to receive a pro rata portion of the Dividend Shares. No fractional shares will be issued, and any fractional share will be rounded up to the nearest whole share. Such arrangement is referred to as the “Dividend Shares Issuances.”

In connection with the Dividend Shares Issuances, 400,000 founders shares and 100,000 private units held by the sponsor of the Company, Bukit Jalil Global Investment Ltd., a Cayman Islands company (the “Sponsor”), will be surrendered for no consideration immediately prior to the closing of the Company’s business combination.

If the Extension Proposals and the NTA Requirement Amendment Proposal are approved by the requisite vote of shareholders, public shareholders that do not make the Redemption Election, or that make the Redemption Election but make a redemption withdrawal, subject to the Board’s determination to permit such withdrawal, would be entitled to receive a pro rata portion of the Dividend Shares upon the closing of the Company’s business combination. As of the Record Date, the Company had 5,750,000 public shares issued and outstanding. For illustration, if there is (i) no redemption of the public shares, each Remaining Share will entitle its holder to receive 0.09 Dividend Shares, (ii) a 50% redemption of the public shares, each Remaining Share will entitle its holder to receive 0.18 Dividend Shares, and (iii) a 75% redemption of the public shares, each Remaining Share will entitle its holder to receive 0.35 Dividend Shares.

After careful consideration of all relevant factors, the Board has determined that the MAA Amendment Proposal is in the best interests of the Company and its shareholders and recommends that you vote or give instruction to vote “FOR” the MAA Amendment Proposal.

Consequences If the MAA Amendment Proposal Is Not Approved

Each of the Extension Proposals is cross-conditioned on the approval of the other. Shareholder approval of each of the Extension Proposals is required for the implementation of the Board’s plan to MAA Amendment. The Board will not implement the MAA Amendment unless our shareholders approve each of the Extension Proposals.

If, based upon the tabulated vote at the time of the Extraordinary Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the MAA Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the MAA Amendment Proposal. If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Extraordinary Meeting to a later date or dates in the event that there are insufficient votes from the holders of Ordinary Shares at the time of the Extraordinary Meeting to approve the MAA Amendment Proposal.

Notwithstanding the foregoing, if (i) the MAA Amendment Proposal is not approved or implemented, (ii) the Sponsor and/or its designees do not deposit extension payment into the Trust Account for another Original Monthly Extension pursuant to the Current MAA, and (iii) a business combination is not completed on or before June 30, 2024 (or up to December 30, 2024, if extended), the Company will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company's remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company's obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants and rights, which will expire worthless in the event the Company winds up.

40

The Insiders have waived their rights to participate in any liquidation distribution with respect to any Ordinary Shares owned or to be owned by them. There will be no distribution from the Trust Account with respect to the Company’s warrants or rights, which will expire worthless in the event any of the Extension Proposals is not approved. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the MAA Amendment Proposal Is Approved

If the Extension Proposals are approved, the Company will file the amendment to the MAA with the Registrar of Companies in the Cayman Islands in accordance with Cayman Islands law, such amendment being in the form set forth in Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, public shares, public warrants and public rights will remain publicly traded. The Company will then continue to work to consummate a business combination. The Company will have until June 30, 2025 to consummate its initial business combination without the deposit of any amounts to the Trust Account, and the holders of the Remaining Shares are entitled to receive the Dividend Shares as provided herein. However, if the NTA Requirement Amendment Proposal is not, approved, the Company will not implement the MAA Amendment Proposal if the Company will not have at least $5,000,001 of net tangible assets upon its implementation of the MAA Amendment Proposal, after taking into account the Redemption Election.

You are not being asked to vote on a business combination at this time. If the MAA Amendment is implemented and you do not elect to redeem your public shares in connection with the MAA Amendment Proposal, or you elect to redeem your public shares but withdraw such Redemption Election, subject to the Board’s determination to permit such withdrawal, you will retain the right to vote on a business combination in the event one is submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider the Business Combination) and the right to redeem the public shares then held by you for a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated a business combination within the Prescribed Timeline.

If the Extension Proposals are approved and the MAA Amendment is implemented, the removal of the funds from the Trust Account in connection with the Redemption Election will reduce the amount held in the Trust Account following the Redemption Election. The Company cannot predict the amount that will remain in the Trust Account after such withdrawal if the Extension Proposals are approved. On the Record Date, the redemption price per share was approximately $10.61 (which is expected to be the same approximate amount immediately prior to the Extraordinary Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $61.1 million as of the Record Date. In such event, the Company may still seek to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Assuming the Extension Proposals are approved but the NTA Requirement Amendment Proposal is not, the redemption of public shares pursuant to the Redemption Elections will be subject to the Redemption Limitation (as defined in the MAA), such that in no event will the Company redeem public shares pursuant to the Redemption Elections (after taking into account any redemption withdrawal) if such redemption would cause the Company to have less than US$5,000,001 of net tangible assets following such redemptions. However, if both the Extension Proposals and the NTA Requirement Amendment Proposal are approved, the redemption of public shares pursuant to the Redemption Elections will NOT be subject to the Redemption Limitation.

41

Redemption Rights

In connection with the MAA Amendment Proposal, public shareholders may elect to redeem all of their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding public shares. Public shareholders who hold public shares on or before the Extraordinary Meeting may elect to redeem all or a portion of their public shares regardless of whether they vote “FOR” or “AGAINST,” or abstain from voting on, the MAA Amendment Proposal and regardless of whether they hold public shares on the Record Date.

Assuming the Extension Proposals are approved but the NTA Requirement Amendment Proposal is not, the redemption of public shares pursuant to the Redemption Elections will be subject to the Redemption Limitation (as defined in the MAA), such that in no event will the Company redeem public shares pursuant to the Redemption Elections (after taking into account any redemption withdrawal) if such redemption would cause the Company to have less than $5,000,001 of net tangible assets following such redemptions. However, if both the Extension Proposals and the NTA Requirement Amendment Proposal are approved, the redemption of public shares pursuant to the Redemption Elections will NOT be subject to the Redemption Limitation.

For the Company’s public shares that are not redeemed by the Company’s shareholders in connection with the Extension Proposals, the Company will issue, as dividend shares, to the holders of the Remaining Shares (as a group) as of 9:00 p.m. Eastern Time of the date of the Extraordinary Meeting, an aggregate of approximately 510,000 ordinary shares of the Company upon the closing of the Company’s business combination. Each holder of the Remaining Shares is entitled to receive a pro rata portion of the Dividend Shares. No fractional shares will be issued, and any fractional share will be rounded up to the nearest whole share.

In connection with the Dividend Shares Issuances, 400,000 founders shares and 100,000 private units held by the Sponsor will be surrendered for no consideration immediately prior to the closing of the Company’s business combination.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST OR YOU MUST ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT, INCLUDING THE LEGAL NAME, PHONE NUMBER AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY MEETING. YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE IMPLEMENTATION OF THE MAA AMENDMENT.

Pursuant to our MAA, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension Proposals are approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(1)

(a) hold public shares or (b) hold public shares through Public Units and you elect to separate your units into the underlying warrants and rights prior to exercising your redemption rights with respect to the public shares; and

(2)

prior to the scheduled vote at the Extraordinary Meeting, (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team (email: spacredemptions@continentalstock.com), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares, warrants and rights prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares regardless of whether they vote “FOR” or “AGAINST,” or abstain from voting on, the MAA Amendment Proposal and regardless of whether they hold public shares on the Record Date.

42

If you hold your shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to the scheduled vote at the Extraordinary Meeting. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the date of implementation of the MAA Amendment.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100, and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders that request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Share certificates that have not been tendered in accordance with these procedures prior to the vote on the MAA Amendment Proposal will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and any of the Extension Proposals is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that any of the Extension Proposals will not be approved. The Company anticipates that a public shareholder that tenders shares for redemption in connection with the vote to approve the MAA Amendment Proposal would receive payment of the redemption price for such shares as soon as practical after the completion of the MAA Amendment. The transfer agent will hold the certificates of public shareholders that make the Redemption Election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding public shares. Based on the amount in the Trust Account as of May 23, 2024, the Record Date, this would amount to approximately $10.61 per public share. The closing price of the public shares on Nasdaq on May 23, 2024, the Record Date, was $10.59. Accordingly, if the market price of the Ordinary Shares were to remain the same until the date of the Extraordinary Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.02 more per share than if the shares were sold in the open market (based on the estimated per share redemption price as of the Record Date). We cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such shareholders wish to sell their shares.

43

If you exercise your redemption rights, you will be exchanging your Company’s Ordinary Shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent prior to the scheduled vote at the Extraordinary Meeting. The Company anticipates that a public shareholder that tenders shares for redemption in connection with the vote to approve the MAA Amendment Proposal would receive payment of the redemption price for such shares as soon as practical after the completion of the MAA Amendment.

Redemption Withdrawal Procedures

The Board may elect to postpone the Extraordinary Meeting in its sole discretion up to and until the time of the Extraordinary Meeting, pursuant to Article 21.9 of the MAA.

Assuming the Extension Proposals are approved but the NTA Requirement Amendment Proposal is not, the redemption of public shares pursuant to the Redemption Elections will be subject to the Redemption Limitation (as defined in the MAA), such that in no event will the Company redeem public shares pursuant to the Redemption Elections (after taking into account any redemption withdrawal) if such redemption would cause the Company to have less than $5,000,001 of net tangible assets following such redemptions. However, if both the Extension Proposals and the NTA Requirement Amendment Proposal are approved, the redemption of public shares pursuant to the Redemption Elections will NOT be subject to the Redemption Limitation.

 Any request for Redemption Election, once made by a public shareholder, may be withdrawn (with the consent of the board of directors of the Company (which they may do in whole or in part)) at any time (the “Redemption Withdrawal Deadline”). If you deliver your shares for Redemption Election to the transfer agent and later decide not to elect redemption, you may request before the Redemption Withdrawal Deadline that the Company instruct the transfer agent to return the shares (physically or electronically). We will be required to honor such request only if made prior to the Redemption Withdrawal Deadline. After this time, a request for Redemption Election may not be withdrawn unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part). Such a request must be made by contacting the transfer agent at the phone number or address listed under the question “Who can help answer my questions?”

Any corrected or changed written exercise of redemption rights in connection with the Redemption Election must be received by the transfer agent prior to the deadline for exercising redemption requests in connection with the Redemption Election and, thereafter, prior to the Redemption Withdrawal Deadline. No request for such redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the transfer agent prior to the Extraordinary Meeting.

TO MAKE A REDEPTION WITHDRAWAL WITH RESPECT TO YOUR PUBLIC SHARES, YOU MUST SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY MEETING, THAT THE TENDER OF YOUR PUBLIC SHARES BE REVERSED, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REVERSAL IS REQUESTED AND THE NUMBER OR PERCENTAGE OF SHARES FOR WHICH REVERSAL IS REQUESTED. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO REQUEST REVERSAL OF THE ELECTION TO REDEEM FROM THE TRANSFER AGENT.

44

Interests of the Insiders

When you consider the recommendation of the Board, BUJA’s shareholders should be aware that aside from their interests as shareholders, the Insiders have interests that differ from the interests of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company’s shareholders that they approve the MAA Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal and the Adjournment Proposal. the Company’s shareholders should take the following interests into account when deciding whether to approve the MAA Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal and the Adjournment Proposal:

•

the fact that the Insiders, including the Sponsor, BUJA’s officers and directors, have agreed, as part of the IPO, and without any separate consideration provided by BUJA for such agreement, not to redeem any Ordinary Shares in connection with a shareholder vote to amend the Current MAA;

•

the current beneficial ownership by the Sponsor of an aggregate of 1,414,500 Founder Shares and 424,307 Ordinary Shares included in the Private Units (the “Private Shares”), which would become worthless if BUJA does not complete a business combination within the Prescribed Timeline, as the Sponsor has waived any right to redemption with respect to these shares. The Sponsor paid an aggregate of approximately $24,612.30, or approximately $0.0174 per share, for the Founders Shares and $4,243,070, or $10.00 per share, for the Private Shares. The Private Shares have an aggregate market value of approximately $19,472,966.13, based on the closing price of Ordinary Shares on the Record Date of $10.59 per share, resulting in a theoretical gain of approximately $14,954,942.70 (or $10.57 per share) for the Founder Shares and approximately $250,341.13 (or $ 0.59 per share) for the Ordinary Shares included in the Private Units;

•

the fact that (i) for the Company’s public shares that are not redeemed by the Company’s shareholders in connection with the Extension Proposals, the Company will issue, as dividend shares, to the holders of the Remaining Shares (as a group) as of 9:00 p.m. Eastern Time of the date of the Extraordinary Meeting, an aggregate of approximately 510,000 ordinary shares of the Company upon the closing of the Company’s business combination. Each holder of the Remaining Shares is entitled to receive a pro rata portion of the Dividend Shares. No fractional shares will be issued, and any fractional share will be rounded up to the nearest whole share, and (ii) in connection with the Dividend Shares Issuances, 400,000 founders shares and 100,000 private units held by the Sponsor will be surrendered for no consideration immediately prior to the closing of the Company’s business combination.

•

the fact that Seck Chyn “Neil” Foo,  our Chief Executive Officer, Chief Financial Officer, Chairman of the Board and director, holds 8,000 Founder Shares, and each of Bee Lian Ooi, Phui Lam Lee, and Suwardi Bin Hamzah Syakir, independent directors of BUJA, holds 5,000 Founder Shares, which would become worthless if BUJA does not complete a business combination within the Prescribed Timeline, as these directors and officers have waived any right to redemption with respect to these shares. Each of the said directors and officers of BUJA paid approximately $$0.0145 per share for their Founder Shares;

•

the Insiders, or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred related to identifying, investigating, and consummating an initial business combination, provided, that, if the Company does not consummate the Transactions, a portion of the working capital held outside the Trust Account may be used by the Company to repay such reimbursements so long as no proceeds from the Trust Account are used for such repayment. As of the date hereof, the Insiders and their respective affiliates had not incurred any reimbursable out-of-pocket expenses; and

•

the fact that the Insiders may be incentivized to complete a business combination, or an alternative initial business combination with a less favorable company or on terms less favorable to shareholders, rather than to liquidate, in which case the Insiders would lose their entire investment. As a result, the Insiders may have a conflict of interest in determining whether a target is an appropriate business with which to effectuate a business combination and/or in evaluating the terms of a business combination.

45

U.S. Federal Income Tax Considerations

The following is a discussion of certain material U.S. federal income tax considerations for U.S. holders and Non-U.S. holders (each as defined below) of public shares (i) with respect to the Extension Proposals and (ii) whose public shares are redeemed for cash if the Extension Proposals are approved and the MAA Amendment is implemented. This discussion applies only to U.S. holders and Non-U.S. holders that hold public shares as “capital assets” within the meaning of Section 1221 of the Code (as defined below) (generally, property held for investment). This discussion is based on provisions of the Internal Revenue Code (the “Code”), Treasury Regulations promulgated thereunder (“Treasury Regulations”), rulings and other published positions of the Internal Revenue Service (the “IRS”) and judicial decisions, all as in effect as of the date hereof, and all of which are subject to change and differing interpretations, possibly with retroactive effect. Any such change or differing interpretation could affect the accuracy of the statements and conclusions set forth in this discussion. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described in this discussion. No advance ruling has been or will be sought from the IRS regarding any matter discussed below.

This discussion is for general information purposes only and does not purport to be a complete analysis of all of the U.S. federal income tax considerations that may be relevant to particular holders in light of their particular facts and circumstances, or to holders subject to special rules under the U.S. federal income tax laws, including, for example, but not limited to:

•	our Sponsor, founders, officers or directors;
•	banks and other financial institutions;
•	mutual funds;
•	insurance companies;
•	brokers or dealers in securities, currencies or commodities;
•	dealers or traders in securities subject to a mark-to-market method of accounting;
•	regulated investment companies and real estate investment trusts;
•	retirement plans, individual retirement accounts and other deferred accounts;
•	tax-exempt organizations, governmental agencies, instrumentalities or other governmental organizations and pension funds;
•	persons holding public shares as part of a “straddle,” hedge, constructive sale, or other integrated or conversion transaction or similar transaction;
•	U.S. holders whose functional currency is not the U.S. dollar;
•

Partnerships, other entities or arrangements classified as partnerships for U.S. federal income tax purposes, “S corporations,” or other pass-through entities for U.S. federal income tax purposes (or investors in such entities);

•	expatriated entities subject to Section 7874 of the Code;
•	persons required to accelerate the recognition of any item of gross income as a result of such income being recognized on an “applicable financial statement”;
•	persons subject to any alternative minimum tax;
•	persons subject to the applicable financial statement accounting rules of Section 451(b) of the Code;
•	U.S. expatriates and former citizens or long-term residents of the United States;
•	holders owning or treated as owning 5% or more of our public shares (by vote or value);
•	grantor trusts; and
•	controlled foreign corporations, passive foreign investment companies, and corporations that accumulate earnings to avoid U.S. federal income tax.

46

This discussion does not address any U.S. federal tax considerations other than those pertaining to the income tax (such as estate, gift or other non-income tax considerations) or any state, local or foreign income or non-income tax considerations. In addition, this discussion does not address any considerations arising under the unearned income Medicare contribution tax, or any considerations in respect of any withholding required pursuant to the Foreign Account Tax Compliance Act of 2010 (including the Treasury Regulations promulgated thereunder and intergovernmental agreements entered into in connection therewith and any laws, regulations or practices adopted in connection with any such agreement).

If a partnership (or other entity or arrangement classified as a partnership for U.S. federal income tax purposes) holds public shares, the U.S. federal income tax treatment of the partners in the partnership generally will depend upon the status of the partner, the activities of the partner and the partnership and certain determinations made at the partner level. Accordingly, partnerships and partners in partnerships holding public shares should consult their tax advisors as to the particular tax consequences to them of the redemption of public shares.

THE U.S. FEDERAL INCOME TAX TREATMENT OF THE EXERCISE OF REDEMPTION RIGHTS DISCUSSED HEREIN TO ANY PARTICULAR SHAREHOLDER WILL DEPEND ON THE SHAREHOLDER’S PARTICULAR TAX CIRCUMSTANCES. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL AND NON-U.S. INCOME AND OTHER TAX CONSEQUENCES TO YOU OF A REDEMPTION OF YOUR PUBLIC SHARES IN LIGHT OF YOUR PARTICULAR INVESTMENT OR TAX CIRCUMSTANCES.

Tax Treatment of Non-Redeeming Shareholders

A public shareholder that does not elect to redeem its public shares if the Extension Proposals are approved and the MAA Amendment is implemented will continue to own its public shares, and will not recognize any income, gain or loss for U.S. federal income tax purposes solely as a result of the Extension Proposals.

Tax Treatment of Redeeming Shareholders

Subject to the PFIC rules discussed below, in the event that a holder’s public shares are redeemed pursuant to the redemption provisions described in this proxy statement under “Proposal No. 1 — The MAA Amendment Proposal — Redemption Rights,” the treatment of the redemption for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of public shares under Section 302 of the Code. If the redemption qualifies as a sale of public shares, the material U.S. federal income tax consequences to a U.S. holder (as defined below) generally will be as described below under the section entitled “U.S. Holders — Taxation of Redemption Treated as a Sale of Public Shares,” and the material U.S. federal income tax consequences to a Non-U.S. holder (as defined below) generally will be as described under the section entitled “Non-U.S. Holders — Taxation of Redemption Treated as a Sale of Public Shares.”

Whether a redemption of a holder’s public shares qualifies for sale treatment will depend largely on the total number of shares treated as held, directly, indirectly or constructively, by such redeemed holder before and after the redemption (including any shares treated as held by such holder under applicable constructive ownership rules, including any shares constructively owned by the holder as a result of owning public warrants) relative to all of our shares outstanding both before and after the redemption. The redemption of a holder’s public shares generally will be treated as a sale of public shares by such holder (rather than as a corporate distribution) under Section 302 of the Code if the redemption: (i) is “substantially disproportionate” with respect to the holder; (ii) results in a “complete termination” of the holder’s interest in us; or (iii) is “not essentially equivalent to a dividend” with respect to the holder. These tests are explained more fully below.

47

In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a holder takes into account not only shares actually owned by the holder, but also shares that are constructively owned by the holder under certain attribution rules set forth in the Code. Among other things, a holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the holder has an interest or that have an interest in such holder, as well as any shares that the holder has a right to acquire pursuant to the exercise of an option, which would generally include public shares that could be acquired pursuant to the exercise of the public warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting shares actually and constructively owned by the holder immediately following the redemption of such holder’s public shares must, among other requirements, be less than 80% of the percentage of our outstanding voting shares actually and constructively owned by the holder immediately before the redemption (taking into account redemptions by other holders of public shares). There will be a complete termination of a holder’s interest if either (i) all of the shares actually and constructively owned by the holder are redeemed or (ii) all of the shares actually owned by the holder are redeemed and the holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the holder does not constructively own any other shares. The redemption of public shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of a holder’s public shares will be treated as a corporate distribution to the redeemed holder and the material U.S. federal income tax consequences of the redemption to such holder that is a U.S. holder generally will be as described below under the section entitled “U.S. Holders — Taxation of Redemption Treated as a Distribution,” and the material U.S. federal income tax consequences of the redemption to such holder that is a Non-U.S. holder generally will be as described below under the section entitled “Non-U.S. Holders — Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the holder in the redeemed public shares will be added to the holder’s adjusted tax basis in its remaining shares, or, if it has none, to the holder’s adjusted tax basis in its public warrants or possibly in other shares constructively owned by it.

A holder of public shares should consult its tax advisors as to the tax consequences of a redemption.

U.S. Holders

This section applies to “U.S. holders.” For purposes of this discussion, a “U.S. holder” means a beneficial owner of public shares that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;
•	a corporation (or other entity taxable as a corporation) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;
•	an estate the income of which is subject to U.S. federal income tax regardless of its source; or
•

a trust, if (i) a court within the United States is able to exercise primary supervision over the administration of such trust and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust or (ii) the trust validly elected to be treated as a United States person for U.S. federal income tax purposes.

48

Taxation of Redemption Treated as a Distribution

If the redemption of a U.S. holder’s public shares is treated as a distribution, as discussed above under the section entitled “Tax Treatment of Redeeming Shareholders,” then subject to the PFIC rules discussed below, such a distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such amount will be includable in gross income by such U.S. holder who actually or constructively receives the distribution in accordance with the U.S. Holder’s regular method of accounting for U.S. federal income tax purposes. Dividends will be taxable to a corporate U.S. holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends from other domestic corporations. Subject to the PFIC rules described below, distributions in excess of our current and accumulated earnings and profits will constitute a return of capital that will be first applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in its public shares. Any remaining excess will be treated as gain recognized on the sale or other taxable disposition of the public shares and will be treated as described below under the section entitled “U.S. Holders — Taxation of Redemption Treated as a Sale of Public Shares.”

With respect to non-corporate U.S. holders, under tax laws currently in effect and subject to certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), dividends generally will be taxed at the lower applicable long-term capital gains rate only if the public shares are readily tradable on an established securities market in the United States, the Company is not treated as a PFIC at the time the dividend was paid or in the preceding year and provided certain holding period requirements are met. It is unclear whether the redemption rights with respect to our public shares may suspend the running of the applicable holding period for this purpose.

Taxation of Redemption Treated as a Sale of Public Shares

If the redemption of a U.S. holder’s public shares is treated as a sale, as discussed above under the section entitled “Tax Treatment of Redeeming Shareholders,” then subject to the PFIC rules discussed below a U.S. holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. holder’s adjusted tax basis in the public shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period for the public shares so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the public shares may suspend the running of the applicable holding period for this purpose. Long-term capital gains recognized by non-corporate U.S. holders are generally eligible to be taxed at preferential rates. The deductibility of capital losses is subject to limitations. U.S. holders who hold different blocks of public shares (public shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be classified as a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (ordinarily determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets. The determination of whether a foreign corporation is a PFIC is made annually. Pursuant to a “startup exception,” a foreign corporation will not be a PFIC for the first taxable year the foreign corporation has gross income (the “startup year”) if (i) no predecessor of the foreign corporation was a PFIC; (ii) the foreign corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the startup year; and (iii) the foreign corporation is not in fact a PFIC for either of those years.

49

Based upon the composition of our income and assets, and upon a review of our financial statements, we believe that we likely will not be eligible for the startup exception and therefore likely have been a PFIC since our first taxable year. No assurances can be made with respect to our status as a PFIC for the current taxable year or any future taxable year.

Although our PFIC status is determined annually, an initial determination that our company is a PFIC will generally apply for subsequent years to a U.S. holder who held public shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. holder of our public shares and the U.S. holder did not make either a timely and valid qualified electing fund (“QEF”) election for our first taxable year as a PFIC in which the U.S. holder held (or was deemed to hold) public shares, a QEF election along with a purging election, or a mark-to-market election, each as described below, such U.S. holder generally will be subject to special rules with respect to (i) any gain recognized by the U.S. holder on the sale or other disposition of its public shares (which may include gain realized by reason of transfer of public shares that would otherwise qualify as non-recognition transactions for U.S. federal income tax purposes) and (ii) any “excess distribution” made to the U.S. holder (generally, any distributions to such U.S. holder during a taxable year of the U.S. holder that are greater than 125% of the average annual distributions received by such U.S. holder in respect of the public shares during the three preceding taxable years of such U.S. holder or, if shorter, such U.S. holder’s holding period for the public shares).

Under these rules:

•	the U.S. holder’s gain or excess distribution will be allocated ratably over the U.S. holder’s holding period for the public shares;
•

the amount allocated to the U.S. holder’s taxable year in which the U.S. holder recognized the gain or received the excess distribution, or to the period in the U.S. holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•

the amount allocated to other taxable years (or portions thereof) of the U.S. holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. holder; and

•

an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. holder with respect to the tax attributable to each such other taxable year of the U.S. holder.

In general, if we are determined to be a PFIC, a U.S. holder may avoid the PFIC tax consequences described above in respect of our public shares by making a timely and valid QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case, whether or not distributed, in the taxable year of the U.S. holder in which or with which our taxable year ends. A U.S. holder generally may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. holder generally makes a QEF election by attaching a completed IRS Form 8621 (Information Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC Annual Information Statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. holders are urged to consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

50

In order to comply with the requirements of a QEF election, a U.S. holder must receive a PFIC Annual Information Statement from us. If we determine we are a PFIC for any taxable year, upon written request, we will endeavor to provide to a U.S. holder such information as the IRS may require, including a PFIC Annual Information Statement, in order to enable the U.S. holder to make and maintain a QEF election, but there is no assurance that we will timely provide such required information. There is also no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a U.S. holder has made a QEF election with respect to our public shares, and the excess distribution rules discussed above do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the U.S. holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our public shares generally will be taxable as capital gain and no additional tax or interest charge will be imposed under the PFIC rules. As discussed above, if we are a PFIC for any taxable year, a U.S. holder of our public shares that has made a QEF election will be currently taxed on its pro rata share of our earnings and profits, whether or not distributed for such year. A subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable when distributed to such U.S. holder. The tax basis of a U.S. holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. In addition, if we are not a PFIC for any taxable year, such U.S. holder will not be subject to the QEF inclusion regime with respect to our public shares for such taxable year.

Alternatively, if we are a PFIC and our public shares constitute “marketable stock,” a U.S. holder may avoid the adverse PFIC tax consequences discussed above if such U.S. holder, at the close of the first taxable year in which it holds (or is deemed to hold) our public shares, makes a mark-to-market election with respect to such shares for such taxable year. Such U.S. holder generally will include for each of its taxable years as ordinary income the excess, if any, of the fair market value of its public shares at the end of such year over its adjusted basis in its public shares. The U.S. holder also will recognize an ordinary loss in respect of the excess, if any, of its adjusted basis of its public shares over the fair market value of its public shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The U.S. holder’s basis in its public shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of its public shares will be treated as ordinary income.

The mark-to-market election is available only for “marketable stock,” generally, stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including Nasdaq (on which we intend to list the public shares), or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. If made, a mark-to-market election would be effective for the taxable year for which the election was made and for all subsequent taxable years unless the Ordinary Shares ceased to qualify as “marketable stock” for purposes of the PFIC rules or the IRS consented to the revocation of the election. U.S. holders are urged to consult their tax advisors regarding the availability and tax consequences of a mark-to-market election with respect to our public shares under their particular circumstances.

51

If we are a PFIC and, at any time, have a foreign subsidiary that is classified as a PFIC, U.S. holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the U.S. holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. We will endeavor to cause any lower-tier PFIC to provide to a U.S. holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. There can be no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. In addition, we may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance we will be able to cause the lower-tier PFIC to provide such required information.

U.S. holders are urged to consult their tax advisors regarding the tax issues raised by lower-tier PFICs.

A U.S. holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the U.S. holder, may have to file an IRS Form 8621 (whether or not a QEF or mark-to-market election is made) and such other information as may be required by the U.S. Treasury Department. Failure to do so, if required, will extend the statute of limitations until such required information is furnished to the IRS.

The rules dealing with PFICs and with the QEF and mark-to-market elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. holders of our public shares are urged to consult their own tax advisors concerning the application of the PFIC rules to our securities under their particular circumstances.

Non-U.S. Holders

This section applies to “Non-U.S. holders.” For purposes of this discussion, a “Non-U.S. holder” means a beneficial owner of public shares that is neither a U.S. holder nor an entity or arrangement treated as a partnership for U.S. federal income tax purposes.

Taxation of Redemption as a Distribution

If the redemption of a Non-U.S. holder’s public shares is treated as a distribution, as discussed above under the section entitled “Tax Treatment of Redeeming Shareholders,” such a distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Unless such dividend is effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. holder), such dividend will generally not be subject to U.S. federal income or withholding tax. Distributions in excess of our current and accumulated earnings and profits and that exceed the Non-U.S. holder’s adjusted tax basis in its public shares will similarly not be generally subject to U.S. federal income or withholding tax unless effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. holder).

Dividends paid to a Non-U.S. holder that are effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, are attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. holder), will be subject to regular U.S. federal income tax as if the Non-U.S. holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. holder that is a corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on its “effectively connected earnings and profits” for the taxable year, as adjusted for certain items.

52

Taxation of Redemption as a Sale of Public Shares

If the redemption of a Non-U.S. holder’s public shares is treated as a sale, as discussed above under “Tax Treatment of Redeeming Shareholders,” a Non-U.S. holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized in connection with such redemption, unless:

•

the gain is effectively connected with the conduct of a trade or business by the Non-U.S. holder within the United States (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. holder); or

•	the Non-U.S. holder is an individual who is present in the United States for 183 days or more during the taxable year of the redemption and certain other requirements are met.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above generally will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. holder were a U.S. resident. A Non-U.S. holder that is a corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” at a 30% rate (or such lower rate specified by an applicable income tax treaty) on its “effectively connected earnings and profits” for the taxable year, as adjusted for certain items.

Gain described in the second bullet point above generally will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), which generally may be offset by U.S. source capital losses of the Non-U.S. holder, provided the Non-U.S. holder has timely filed U.S. federal income tax returns with respect to such losses.

Information Reporting and Backup Withholding

Generally, information reporting requirements may apply in connection with payments made to U.S. holders or Non-U.S. holders in connection with a redemption of public shares.

Backup withholding of tax (currently at a rate of 24%) generally will apply to cash payments to which a U.S. holder is entitled in connection with a redemption of public shares, unless the U.S. holder provides the applicable withholding agent with a properly completed and executed IRS Form W-9 providing such U.S. holder’s correct taxpayer identification number and certifying that such holder is not subject to backup withholding, or otherwise establishes an exemption. A Non-U.S. holder generally will eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a U.S. holder or Non-U.S. holder generally will be allowed as a credit against such holder’s U.S. federal income tax liability, if any, and may entitle such holder to a refund, provided that the required information is timely furnished to the IRS.

THE DISCUSSION ABOVE IS BASED ON CURRENT LAW. LEGISLATIVE, ADMINISTRATIVE OR JUDICIAL CHANGES OR INTERPRETATIONS, WHICH CAN APPLY RETROACTIVELY, COULD AFFECT THE ACCURACY OF THE STATEMENTS SET FORTH THEREIN. THIS DISCUSSION IS FOR GENERAL INFORMATION PURPOSES ONLY. IT DOES NOT ADDRESS TAX CONSIDERATIONS THAT MAY VARY WITH, OR ARE CONTINGENT ON, A HOLDER’S INDIVIDUAL CIRCUMSTANCES NOR THE APPLICATION OF ANY U.S. NON-INCOME TAX LAWS OR THE LAWS OF ANY STATE, LOCAL OR NON-U.S. JURISDICTION. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING SUCH MATTERS AND THE TAX CONSEQUENCES OF A REDEMPTION OF THEIR PUBLIC SHARES TO THEM IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES.

53

Required Vote

Approval of the MAA Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of shareholders holding at least two-thirds (2/3) of the Company’s Ordinary Shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present.

The Insiders are expected to vote any Ordinary Shares owned by them in favor of the MAA Amendment Proposal. As of the Record Date, the Insiders owned and were entitled to vote an aggregate of 1,861,807 Ordinary Shares, representing approximately 23.99% of the issued and outstanding Ordinary Shares.

In addition, subject to Rule 14e-5, during the period when they are not aware of any material nonpublic information regarding the Company or its securities or otherwise, the Insiders may purchase public shares in privately negotiated transactions or in the open market prior to or following the Extraordinary Meeting, although they are under no obligation to do so. Any such purchases that are completed after the Record Date for the Extraordinary Meeting may include a contractual acknowledgment with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Proposals and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the Extraordinary Meeting is approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders that would otherwise have voted against the Extension Proposals and elected to redeem their shares for a portion of the Trust Account. Any public shares held by or subsequently purchased by the Insiders may be voted in favor of the MAA Amendment Proposal. None of the insiders may make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Recommendation

The Board has unanimously approved the MAA Amendment Proposal.

In addition, the Board was mindful of and took into account the conflicts, as described in “Interests of the Insiders”, between their respective personal pecuniary interests in successfully completing a business combination and the interests of public shareholders. The Board determined that their respective personal pecuniary interests, in the form of the contingent and hypothetical value of Company shares if a business combination is ultimately completed, was substantially less than the additional time, effort and potential liability they might incur if they failed to discharge their fiduciary duties to the Company’s shareholders to the best of their ability, which they, as Company shareholders as well, share.

After careful consideration of all relevant factors, the Board determined that the MAA Amendment Proposal is fair to, and in the best interests of, the Company and its shareholders, and has declared them advisable.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE MAA AMENDMENT PROPOSAL. THE BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

54

PROPOSAL NO. 2 — THE TRUST AMENDMENT PROPOSAL

Overview

On June 30, 2023, we consummated the IPO of 5,750,000 Public Units to our public shareholders and the Private Placement of 424,307 Private Units to the Sponsor. As a result, an aggregate amount of gross proceeds of $58,362,500 was placed in the Trust Account, with Continental acting as trustee. As of December 31, 2023, the assets held in the Trust Account was approximately $59.88 million.

The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly after its receipt of the applicable termination letter delivered by the Company in connection with either a closing of an initial business combination or the Company’s inability to effect an initial business combination within Prescribed Timeline specified in the Current MAA, and, the Company’s insiders may make deposit of $575,000 into the Trust Account for each three months extension, up to two times, as applicable.

Reasons for the Trust Amendment Proposal

We propose to amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of this proxy statement, to allow the Company to extend the date by which the Company has to consummate a business combination to June 30, 2025, without the deposit of any amounts to the trust account for such extension.

After careful consideration of all relevant factors, the Board has determined that the Trust Amendment Proposal is in the best interests of the Company and its shareholders and recommends that you vote or give instruction to vote “FOR” the Trust Amendment Proposal.

Consequences If the Trust Amendment Proposal Is Not Approved

Each of the Extension Proposals is cross-conditioned on the approval of the other. Shareholder approval of each of the Extension Proposals is required for the implementation of the Board’s plan to MAA Amendment. The Board will not implement the MAA Amendment unless our shareholders approve each of the Extension Proposals.

If, based upon the tabulated vote at the time of the Extraordinary Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Trust Amendment Proposal, BUJA may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Trust Amendment Proposal. If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Extraordinary Meeting to a later date or dates in the event that there are insufficient votes from the holders of Ordinary Shares at the time of the Shareholder Meeting to approve the Trust Amendment Proposal.

If the Trust Amendment Proposal is not approved at the Extraordinary Meeting or at any adjournment thereof or is not implemented, and a business combination is not completed with the Prescribed Timeline, then as contemplated by and in accordance with the Trust Agreement, Continental shall commence liquidation of the Trust Account only and promptly commence liquidation of the Trust Account only and promptly after its receipt of the applicable termination letter delivered by the Company in connection with either a closing of an initial business combination or the Company’s inability to effect an initial business combination within the time frame specified in the Current MAA.

55

Required Vote

Pursuant to the Trust Agreement, Approval of the Trust Amendment Proposal requires the affirmative vote of at least a majority of the issued and outstanding Ordinary Shares of the Company. The Trust Amendment Proposal is conditioned on the approval of the MAA Amendment Proposal. Abstentions will be considered present for the purposes of establishing a quorum but will have no effect on the outcome of the Trust Amendment Proposal.

The Board has unanimously approved the Trust Amendment Proposal.

In addition, the Board considered the conflicts, as described in “Interests of the Insiders”, between their respective personal pecuniary interests in successfully completing a business combination and the interests of public shareholders. The Board determined that their respective personal pecuniary interests, in the form of the contingent and hypothetical value of Company shares if a business combination is ultimately completed, was substantially less than the additional time, effort and potential liability they might incur if they failed to discharge their fiduciary duties to the Company’s shareholders to the best of their ability, which they, as Company shareholders as well, share.

After careful consideration of all relevant factors, the Board determined that the Trust Amendment Proposal is fair to, and in the best interests of, the Company and its shareholders, and has declared them advisable.

Recommendation

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE TRUST AMENDMENT PROPOSAL.

When you consider the recommendation of our Board, you should keep in mind that the Insiders have interests that may be different from, or in addition to, your interests as a shareholder. For more details, see “Proposal No. 1 — The MAA Amendment Proposal — Interests of the Insiders.”

56

  PROPOSAL NO. 3 — THE NTA REQUIREMENT AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its Current MAA to allow the Company to redeem the Company’s public shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions.

Article 48.2 of the Current MAA provides as follows:

“48.2 Prior to the consummation of a Business Combination, the Company shall either:

(a) submit such Business Combination to its Members for approval; or

(b) provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 either immediately prior to or upon consummation of such Business Combination. Such obligation to repurchase Shares is subject to the completion of the proposed Business Combination to which it relates.”

Article 48.4 of the Current MAA provides as follows:

“48.4 At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination, provided that the Company shall not consummate such Business Combination unless the Company has net tangible assets of at least US$5,000,001 immediately prior to, or upon such consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such Business Combination.”

Article 48.5 of the Current MAA provides as follows:

“48.5 Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, at least two business days’ prior to any vote on a Business Combination, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), provided that no such Member acting together with any Affiliate of their or any other person with whom they are acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15% of the Public Shares in the aggregate without the prior consent of the Company. If so demanded, the Company shall pay any such redeeming Member, regardless of whether they are voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), but only in the event that the applicable proposed Business Combination is approved and in connection with its consummation. The Company shall not redeem Public Shares that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions (the “Redemption Limitation”).”

The last sentence of Article 48.8 of the Current MAA provides as follows:

“The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”

The purpose of the $5,000,001 net tangent assets requirement provided by the foregoing Articles (the “NTA Requirement”) is to ensure that, in connection with its initial business combination, the Company would continue, as it has since the IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) of the Exchange Act (the “NTA Rule”).

57

Reasons for the NTA Requirement Amendment

The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and the Company believes that it may rely on another exclusion, which relates to it being listed on The Nasdaq Capital Market (Rule 3a51-1(a)(2) of the Exchange Act) (the “Exchange Rule”). Therefore, the Company intends to rely on the Exchange Rule to not be deemed a “penny stock” issuer.

Rule 419 Blank Check Companies and “Penny Stock” Issuers

Since the net proceeds of the Company’s IPO and the sale of the private units are intended to be used to complete an initial business combination with a target business that has not been selected at the time of the IPO, the Company may be deemed to be a “blank check company.” Under Rule 419 of the Securities Act, the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 of the Exchange Act. Rule 3a51-1 sets forth that that term “penny stock” means any equity security, unless it fits within certain enumerated exclusions including the NTA Rule and the Exchange Rule. Historically, SPACs have relied upon the NTA Rule to avoid being deemed a “penny stock” issuer. Like many SPACs, the Company included the NTA Requirement in the Current MAA in order to ensure that through the consummation of its initial business combination the Company would not be considered a “penny stock” issuer and therefore not a blank check company if no other exemption from the “penny stock” rules of the SEC was available.

Reliance on Rule 3a51-1(a)(2)

The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria set forth in the Exchange Rule. The Company’s securities are listed on The Nasdaq Capital Market and have been so listed since the consummation of the IPO. the Company believes that The Nasdaq Capital Market has initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on the Exchange Rule to avoid being treated as a “penny stock.” Therefore, the NTA Requirement is unnecessary so long as the Company meets the requirements of the Exchange Rule.

The Company believes that it can rely on other available exclusions from the “penny stock” rules of the SEC, more specifically, the Exchange Rule, that would not impose restrictions on the Company’s net tangible assets. While the Company does not believe this failure to satisfy the NTA Requirement subjects it to the SEC’s “penny stock” rules, as the NTA Requirement is included in the Current MAA, if the NTA Requirement Amendment Proposal is not approved, the Company may not be able to consummate its initial business combination.

After careful consideration of all relevant factors, the Board has determined that the NTA Requirement Amendment Proposal is in the best interests of the Company and its shareholders and recommends that you vote or give instruction to vote “FOR” the NTA Requirement Amendment Proposal.

Consequences If the NTA Requirement Amendment Proposal Is Not Approved

The Company will offer to its public shareholders the opportunity to redeem its public shares in connection with the business combination. Therefore, if the NTA Requirement Amendment Proposal is not approved, then the Company would not be able to consummate the business combination, if the redemption would cause the Company to have net tangible assets of less than $5,000,001, regardless of whether the Company’s shareholders approve the business combination.

58

If the NTA Requirement Amendment Proposal Is Approved

The NTA Requirement Amendment Proposal is conditioned on the approval of the Extension Proposals. If the NTA Requirement Amendment Proposal is approved, then the Company would be able to consummate the business combination, regardless of whether the redemption would cause the Company to have net tangible assets of less than $5,000,001, assuming the Company’s shareholders approve the business combination and the related proposals.

If the NTA Requirement Amendment Proposal is approved, the Company will file the amendment to the MAA with the Registrar of Companies in the Cayman Islands in accordance with Cayman Islands law, combining amendments being in the form set forth in Annex A and Annex C hereto.

Redemption Rights

In connection with the NTA Requirement Amendment Proposal, public shareholders may elect to redeem all of their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding public shares. Public shareholders who hold public shares on or before the Extraordinary Meeting may elect to redeem all or a portion of their public shares regardless of whether they vote “FOR” or “AGAINST,” or abstain from voting on, the NTA Requirement Amendment Proposal and regardless of whether they hold public shares on the Record Date.

For more details, see “Proposal No. 1 — The MAA Amendment Proposal — Redemption Rights” and “Proposal No. 1 — The MAA Amendment Proposal — Redemption Withdrawal Procedures.”

Required Vote

Approval of the NTA Requirement Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of shareholders holding at least two-thirds (2/3) of the Company’s Ordinary Shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present.

The NTA Requirement Amendment Proposal is conditioned on the approval of the Extension Proposals. Accordingly, even if the NTA Requirement Amendment Proposal is approved, the NTA Requirement Amendment Proposal will not be implemented if the Extension Proposals are not approved.

The Insiders are expected to vote any Ordinary Shares owned by them in favor of the NTA Requirement Amendment Proposal. As of the Record Date, the Insiders owned and were entitled to vote an aggregate of 1,861,807 Ordinary Shares, representing approximately 23.99% of the issued and outstanding Ordinary Shares .

Recommendation

The Board has unanimously approved the NTA Requirement Amendment Proposal.

In addition, the Board was mindful of and took into account the conflicts, as described in “Interests of the Insiders”, between their respective personal pecuniary interests in successfully completing a business combination and the interests of public shareholders. The Board determined that their respective personal pecuniary interests, in the form of the contingent and hypothetical value of Company shares if a business combination is ultimately completed, was substantially less than the additional time, effort and potential liability they might incur if they failed to discharge their fiduciary duties to the Company’s shareholders to the best of their ability, which they, as Company shareholders as well, share.

After careful consideration of all relevant factors, the Board determined that the NTA Requirement Amendment Proposal is fair to, and in the best interests of, the Company and its shareholders, and has declared them advisable.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE NTA REQUIREMENT AMENDMENT PROPOSAL. THE BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

When you consider the recommendation of our Board, you should keep in mind that the Insiders have interests that may be different from, or in addition to, your interests as a shareholder. For more details, see “Proposal No. 1 — The MAA Amendment Proposal — Interests of the Insiders.”

PROPOSAL NO. 4 – THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the Extension Proposals and/or the NTA Requirement Amendment Proposal. The Adjournment Proposal will be presented to our shareholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposals and/or the NTA Requirement Amendment Proposal.

59

Consequences if the Adjournment Proposal Is Not Approved

If the Adjournment Proposal is not approved by our shareholders, the Board may not be able to adjourn the Extraordinary Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposals and/or the NTA Requirement Amendment Proposal.

Required Vote

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s Ordinary Shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present. Accordingly, if a valid quorum is otherwise established, a shareholder’s failure to vote by proxy or in person (including virtually) at the Extraordinary Meeting or an abstention will have no effect on the outcome of the vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Adjournment Proposal is in the best interests of the Company and its shareholders. The Board has approved and declared advisable the adoption of the Adjournment Proposal.

IF PRESENTED, THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

When you consider the recommendation of our Board, you should keep in mind that the Insiders have interests that may be different from, or in addition to, your interests as a shareholder. For more details, see “Proposal No. 1 — The MAA Amendment Proposal — Interests of the Insiders.”

60

BUSINESS OF BUJA AND CERTAIN INFORMATION ABOUT BUJA

General

We are a blank check exempted company incorporated in the Cayman Islands on September 15, 2022 with limited liability (meaning our public shareholders have no liability, as shareholders of the Company, for the liabilities of the Company over and above the amount paid for their shares) to serve as a vehicle to effect a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more target businesses. Our efforts to identify a prospective target business will not be limited to a particular industry or geographic location. We intend to utilize cash derived from the proceeds of our initial public offering (the “IPO”), our securities, debt or a combination of cash, securities and debt, in effecting a Business Combination.

Initial Public Offering and Private Placement

On September 15, 2022, we issued 500,000,000 ordinary shares of a par value of $0.0001 each (the “Ordinary Shares”) to Bukit Jalil Global Investment Ltd. (the “Sponsor”). On November 16, 2022, (1) we issued 1,437,500 Ordinary Shares of a par value of $0.0001 each to the Sponsor for a purchase price of $25,000, or approximately $0.0174 per share, and (2) the Sponsor surrendered 500,000,000 Ordinary Shares of a par value of $0.0001 each. On April 12, 2023, the Sponsor entered into a securities transfer agreement, pursuant to which the Sponsor transferred to our directors an aggregate of 23,000 Ordinary Shares, among which, 8,000 Ordinary Shares were transferred to Seck Chyn “Neil” Foo, and 5,000 Ordinary Shares were transferred to each of Bee Lian Ooi, Phui Lam Lee, and Suwardi Bin Hamzah Syakir. We refer to these Ordinary Shares throughout as the “Founder Shares.”

On June 30, 2023, we consummated the IPO of 5,750,000 units (including 750,000 units issued upon the full exercise of the over-allotment option, the “Public Units”). Each Public Unit consists of one Ordinary Share, one-half of one redeemable warrant (the “Warrant”), each whole Warrant entitling the holder thereof to purchase one Ordinary Share at an exercise price of $11.50 per share, and one right (the “Right”), each one Right entitling the holder thereof to exchange for one-tenth of one Ordinary Share upon the completion of our initial business combination. The Public Units were sold at an offering price of $10.00 per Public Unit, generating gross proceeds of $57,500,000.

Substantially concurrently with the closing of the IPO, we completed the private sale (the “Private Placement”) of 424,307 units (the “Private Units”) to the Sponsor, at a purchase price of $10.00 per Private Unit, generating gross proceeds to the Company of $4,243,070.

Substantially concurrently with the closing of the IPO, we also issued to A.G.P. / Alliance Global Partners (“A.G.P.”), the representative of the underwriters of the IPO, 150,000 ordinary shares (the “Representative Shares”).

The proceeds of $58,362,500 ($10.15 per Public Unit) in the aggregate from the IPO and the Private Placement, were placed in a trust account (the “Trust Account”) established for the benefit of the Company’s public shareholders and the underwriters of the IPO with Continental Stock Transfer & Trust Company acting as trustee.

On August 17, 2023, we announced that holders of the Company’s Public Units may elect to separately trade the Ordinary Shares, Warrants, and Rights included in its Public Units, commencing on or about August 21, 2023.

Non-Binding LOI Relating Proposed Business Combination

On January 9, 2024, the Company entered into a non-binding letter of intent (the “LOI”) with Global IBO Group Ltd (“Global IBO”), which outlines the general terms and conditions of a potential business combination involving Global IBO and its subsidiaries (the “Proposed Transaction”).

The LOI is on a non-binding basis and no agreement providing for any Proposed Transaction or any other transaction or the participation by either party therein will be deemed to exist unless and until definitive agreements have been executed. As of the date hereof, the Company has not entered into any definitive agreements, for the purpose of effecting into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities.

61

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our Ordinary Shares as of the Record Date, by:

•	each person known by us to be the beneficial owner of more than 5% of our issued and outstanding Ordinary Shares;
•	each of our executive officers and directors; and
•	all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them. The table below does not include the Ordinary Shares underlying the warrants because these securities are not exercisable within 60 days of the date hereof.

The beneficial ownership of our Ordinary Shares is based on an aggregate of 7,761,807 Ordinary Shares issued and outstanding as of the Record Date.

	Number of	Percentage of
	Ordinary Shares	Outstanding
Name and Address of Beneficial Owner (1)	Beneficially Owned (2)	Ordinary Shares
Officers and Directors
Seck Chyn “Neil” Foo	8,000	*	%
Bee Lian Ooi	5,000	*
Phui Lam Lee	5,000	*
Suwardi Bin Hamzah Syakir	5,000	*
All officers and directors as a group (4 individuals)	23,000	*	%
5% Holders
Bukit Jalil Global Investment Ltd. (2)	1,861,807	23.99%	%

*	Less than one percent

(1)

Unless otherwise noted, the business address of each of the following is c/o Bukit Jalil Global Acquisition 1 Ltd., 31-1 Taman Miharja Phase 3B, Jalan 3/93, 2 ½ Miles, Cheras, Kuala Lumpur, Malaysia 55200.

(2)

Ms. Chyi Chyi Ooi is the sole member and sole director of Bukit Jalil Global Investment Ltd., the Sponsor. The person having voting, dispositive or investment powers over the Sponsor is Chyi Chyi Ooi, thus Chyi Chyi Ooiis deemed to have beneficial ownership of the shares held by the Sponsor.

62

HOUSEHOLDING INFORMATION

Unless BUJA has received contrary instructions, BUJA may send a single copy of this proxy statement to any household at which two or more shareholders reside if BUJA believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce BUJA’s expenses. However, if shareholders prefer to receive multiple sets of BUJA’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of BUJA’s disclosure documents, the shareholders should follow these instructions:

•

If the shares are registered in the name of the shareholder, the shareholder notify us of his or her request by calling or writing Advantage Proxy, Inc., BUJA’s proxy solicitor, at P.O. Box 13581, Des Moines, WA 98198, telephone number: (877) 870-8565, email: ksmith@advantageproxy.com; or

•	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly; banks or brokers may call Advantage Proxy, Inc. at (203) 658-9400.

63

Where You Can Find More Information

BUJA files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on BUJA at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.

This proxy statement is available without charge to shareholders of the Company upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Extraordinary Meeting, you should contact the Company in writing at 31-1 Taman Miharja Phase 3B, Jalan 3/93, 2 ½ Miles, Cheras, Kuala Lumpur, Malaysia 55200.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Advantage Proxy, the proxy solicitor for the Company, by call or write to Advantage Proxy, Inc., our proxy solicitor, at P.O. Box 13581, Des Moines, WA 98198, telephone number: (877) 870-8565, email: ksmith@advantageproxy.com. You will not be charged for any of the documents that you request.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Extraordinary Meeting, or no later than June 14, 2024.

64

Annex A

Special Resolution of the Shareholders of the Company - MAA Amendment Proposal

It is resolved as a special resolution that the amended and restated memorandum and articles of association of Bukit Jalil Global Acquisition 1 Ltd. be amended by:

(i) deleting Article 48.7 in its entirety and replacing it with the following:

“48.7 Notwithstanding any other provision of the Articles and the prospectus relating to the IPO, the Company shall consummate a Business Combination by June 30, 2025. In the event that the Company does not consummate a Business Combination by June 30, 2025, or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)

as promptly as reasonably possible but no more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and

(c)

as promptly as reasonably possible following such redemption, subject to the approval of the Company's remaining shareholders and the Board, liquidate and dissolve subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

(ii) amending Article 48.8(a) by deleting the words:

“(a) to modify the substance or timing of the Company's obligation to allow redemption in connection with a Business Combination or redeem 100% of the Public Shares if the Company does not consummate a Business Combination within 12 months from the consummation of the IPO (or up to 18 months if such date is extended as described in the prospectus relating to the IPO), or such later time as the Members may approve in accordance with the Articles; or”

and replacing them with the words:

“(a) to modify the substance or timing of the Company's obligation to allow redemption in connection with a Business Combination or redeem 100% of the Public Shares if the Company does not consummate a Business Combination by June 30, 2025, or such later time as the Members may approve in accordance with the Articles; or”

65

Annex B

TRUST AMENDMENT

 [__], 2024

THIS AMENDMENT TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of [__], 2024, by and between Bukit Jalil Global Acquisition 1 Ltd., a Cayman Islands company (the “Company”), and Continental Stock Transfer & Trust Company (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in that certain Investment Management Trust Agreement, dated June 27, 2023, by and between the parties hereto (as the same may be amended, restated or supplemented, the “Trust Agreement”).

WHEREAS, Section 1(k) of the Trust Agreement provides that the Trustee shall commence liquidation of the Trust Account and distribute the Property in the Trust Account after receipt of, and only in accordance with, a Termination Letter; or in the event that a Termination Letter has not been received by the Trustee by June 30, 2024 or, in the event that the Company extended the time to complete the Business Combination for two times, each for a three-month extension for a total of up to six months to December 30, 2024 but has not completed the Business Combination within the applicable monthly anniversary of the effective date of the prospectus;

WHEREAS, Section 7(c) of the Trust Agreement provides that Section 1(k) of the Trust Agreement may only be changed, amended or modified by the affirmative vote of a majority of the then outstanding Ordinary Shares, provided that all Public Shareholders must be given the right to receive a pro-rata portion of the trust account (no less than $10.15 per share plus the amount per share deposited in the Trust Account pursuant to any Extension Letter) in connection with any such amendment);

WHEREAS, the Company further obtained the approval of the holders of the affirmative vote of at least a majority of the then outstanding Ordinary Shares;

WHEREAS, each of the Company and Trustee desire to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Amendments to Trust Agreement.

(a) The third recital to the Trust Agreement is hereby amended and restated as follows:

WHEREAS, on June 24, 2024, the Company’s shareholders approved an amendment to the extension of the deadline to consummate an initial Business Combination to allow the Company to extend the date by which the Company has to consummate a business combination to June 30, 2025 (“Applicable Deadline”); and

66

(b) Section 1(k) of the Trust Agreement is hereby amended and restated in its entirety as follows:

(k) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its President, Chief Executive Officer or Chairman of the Board and Secretary or Assistant Secretary and, in the case of a Termination Letter in a form substantially similar to that attached hereto as Exhibit A, acknowledged and agreed to by Network 1, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by June 30, 2025 (“Last Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Shareholders as of the Last Date.

2.	Miscellaneous Provisions.

2.1.

Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2.

Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3.	Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

2.4.	Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

2.5.	Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.6.

Entire Agreement. The Trust Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

67

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first set forth above.

BUKIT JALIL GLOBAL ACQUISITION 1 LTD.

By:
Name:	Seck Chyn “Neil” Foo
Title:	Director and Chief Executive Officer

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:
Title:

68

Annex C

Special Resolution of the Shareholders of the Company - NTA Requirement Amendment1

It is resolved as a special resolution that the amended and restated memorandum and articles of association of Bukit Jalil Global Acquisition 1 Ltd. be amended by:

(i) deleting Articles 48.2, 48.4 and 48.5 in their entirety and replacing them with the following:

“48.2 Prior to the consummation of a Business Combination, the Company shall either:

(a) submit such Business Combination to its Members for approval; or

(b) provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares. Such obligation to repurchase Shares is subject to the completion of the proposed Business Combination to which it relates.”

“48.4 At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination.”

“48.5 Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, at least two business days’ prior to any vote on a Business Combination, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), provided that no such Member acting together with any Affiliate of their or any other person with whom they are acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15% of the Public Shares in the aggregate without the prior consent of the Company. If so demanded, the Company shall pay any such redeeming Member, regardless of whether they are voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), but only in the event that the applicable proposed Business Combination is approved and in connection with its consummation.”

(ii) amending Article 48.8 by deleting the words:

“The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”

________________

1 Annex C will be combined with Annex A and filed with the Registrar of Companies in the Cayman Islands in accordance with Cayman Islands law given the approval of the Extension Proposals and the NTA Requirement Amendment Proposal.

69

BUKIT JALIL GLOBAL ACQUISITION 1 LTD.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE

EXTRAORDINARY GENERAL MEETING TO BE HELD ON JUNE 24, 2024

The undersigned, revoking any previous proxies relating to these shares with respect to the MAA Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment and the Adjournment Proposal hereby acknowledges receipt of the notice and Proxy Statement, dated June 7, 2024, in connection with the Extraordinary General Meeting to be held at 9:00 p.m. Eastern Time on June 24, 2024, the offices of Robinson & Cole LLP, 666 Third Avenue, 20th Floor, New York, NY 10017, and virtually via teleconference using the dial-in information: +1 813-308-9980 (Access Code: 173547), for the sole purpose of considering and voting upon the following proposals, and hereby appoints Seck Chyn “Neil” Foo the attorney and proxy of the undersigned, with power of substitution to each, to vote all shares of the ordinary shares of Bukit Jalil Global Acquisition 1 Ltd. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR ORDINARY SHARES WILL BE VOTED “FOR” THE PROPOSALS SET FORTH BELOW. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. This proxy authorizes the above designated proxy to vote in his discretion on such other business as may properly come before the Extraordinary General Meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” OF PROPOSAL 1, PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4 SET FORTH BELOW.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK

PROPOSAL 1 — MAA Amendment Proposal: A proposal by special resolution, to amend Articles 48.7 and 48.8 of the Company’s amended and restated memorandum and articles of association (the “Current MAA”), in accordance with the form set forth in Annex A to the accompanying proxy statement (the “MAA Amendment”), to allow the Company to extend the date by which the Company has to consummate a business combination to June 30, 2025.

For	Against	Abstain
☐	☐	☐

PROPOSAL 2 — Trust Amendment Proposal — A proposal to approve by the affirmative vote of at least a majority of the issued and outstanding ordinary shares of the Company, an amendment of the Investment Management Trust Agreement, dated June 27, 2023, substantively in the form set forth in Annex B to the accompanying proxy statement, by and between the Company and Continental Stock Transfer & Trust Company, to reflect the MAA Amendment.

For	Against	Abstain
☐	☐	☐

70

Proposal No. 3 – NTA Requirement Amendment Proposal - A proposal by special resolution, to amend Articles 48.2, 48.4, 48.5 and 48.8 of the Current MAA, in accordance with the form set forth in Annex C to the accompanying proxy statement, to eliminate the limitation that the Company may not redeem the Company’s public shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions.

PROPOSAL 4 — Adjournment Proposal —A proposal by ordinary resolution, to approve the adjournment of the Extraordinary Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Proposals and/or the NTA Requirement Amendment Proposal,  or if we determine that additional time is necessary to effectuate the MAA Amendment and/or the NTA Requirement Amendment.

For	Withheld
☐	☐

For address change/comments, mark here. ☐

(see reverse for instructions)

Please indicate if you intend to attend this meeting    ☐ YES             ☐ NO

Signature of Shareholder:	______________________________

Date:	______________________________

Name shares held in (Please print):	Account Number (if any):

No. of Shares Entitled to Vote:	Share Certificate Number(s):

Note:

Please sign exactly as your name or names appear in the Company’s share transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address:

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If share is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  ABSTENTIONS WILL BE COUNTED IN CONNECTION WITH THE DETERMINATION OF WHETHER A VALID QUORUM IS ESTABLISHED FOR THE EXTRAORDINARY MEETING BUT WILL HAVE NO EFFECT ON THE OUTCOME OF THE MAA AMENDMENT PROPOSAL, THE TRUST AMENDMENT PROPOSAL AND THE NTA REQUIREMENT AMENDMENT. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

71